MERRILL LYNCH
GLOBAL
ALLOCATION
FUND, INC.




FUND LOGO




Annual Report

October 31, 1999



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change. Please see the Fund's prospectus for a description of risks associated with global investments.






Merrill Lynch
Global Allocation
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.

Summary of
Fund's Overall
Asset Mix
As of 10/31/99
                                                        Percent of Fund's Net Assets   Reference Portfolio
                                                          10/31/99       7/31/99           Percentages
North & South American Equities                             26.5%*         25.0%*              36.0%
European Equities                                            8.8            8.5                11.0
Pacific Basin Equities                                      16.9           16.6                13.0
Total Equities                                              52.2           50.1                60.0

US Dollar Denominated Fixed-Income Securities               29.5           33.1                24.0
    US Issuers                                              12.1           12.1                 --
    Non-US Issuers                                          17.4           21.0                 --
Non-US Dollar Denominated Fixed-Income Securities            5.4            5.3                16.0
Total Fixed-Income Securities                               34.9++         38.4++              40.0

Cash & Cash Equivalents                                     12.9           11.5                 --


 *Includes value of Financial Futures Contracts.
++Includes Preferred Stock.


Merrill Lynch Global Allocation Fund, Inc., October 31, 1999


DEAR SHAREHOLDER


Fiscal Year in Review
For the 12 months ended October 31, 1999, Merrill Lynch Global Allocation Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of +26.30%, +25.08%, +25.05% and +26.01%, respectively. This represents a substantial outperformance relative to the Fund's benchmark unmanaged Composite Index, which returned +13.97% for the same period. This Composite Index is a market-weighted index consisting of the following unmanaged indexes: the Standard & Poor's 500 Index (US stocks), the FT/S&P Actuaries World Index (Ex-US) (non-US stocks), the Merrill Lynch Five-Year US Treasury Bond Index (US bonds), and the Salomon Smith Barney Non-Dollar World Government Bond Index (non-US bonds). The +26.30% total return of the Fund's Class A Shares for the fiscal year was in line with the best-performing components of the Composite Index: the S&P 500 Index, which rose 25.67% for the period, and the FT/S&P Actuaries World Index (Ex-US), which increased 26.60% during the fiscal year, and was far above the performance of the fixed-income components of the benchmark index. (Fund performance does not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4--6 of this report to shareholders.)

The primary reason for the Fund's outperformance relative to the Composite Index was its fixed-income positions. Many of these had experienced temporary price weakness in the prior fiscal year. The fixed-income holdings that helped the Fund's performance fall into three categories: Convertible securities (most notably in Asia), US dollar-denominated bonds of non-US issuers, and US Treasury bonds. The convertible securities were helped by strength in the equity markets, especially in Asia. The latter two categories warrant further discussion.

In the category of US dollar-denominated bonds of non-US issuers, our holdings in South Korea were exceptionally profitable (including bonds issued by the Republic of Korea, Korea Development Bank, Korea Export-Import Bank, Korea Electric Power Corp., SK Telecom and Korea Telecom). In addition to a high level of current income, these bonds appreciated so significantly that we took profits and sold out of them by fiscal year-end. Other notable outperformers in this category include bonds of the Russian Federation as well as those issued by the City of St. Petersburg and Mosenergo Finance BV (the finance arm of the electric utility for the city of Moscow). For example, the City of St. Petersburg bonds produced significant capital gains in addition to their on-time payments of the 9.5% coupon for a total return of +262%. Russian debt has never represented more than a small percentage of the Fund, and because of the extraordinary appreciation in our Russian debt investments, we have reduced holdings to approximately 1% of net assets as of October 31, 1999. In Malaysia, the investment-grade rated bonds of Petroliam Nasional Berhad (Petronas), the state oil company, also enjoyed significant appreciation during the fiscal year; we also took profits and reduced our investment during the fiscal year.

We continue to believe that selected US dollar-denominated bonds of non-US issuers offer attractive value at current yield spreads relative to US Treasury securities. However, prices of many of these securities have appreciated to levels where these spreads are less attractive than those that prevailed during the crisis atmosphere of a year ago. Accordingly, the Fund reduced its total position in these investments to 17.4% of net assets on October 31, 1999, down from approximately 22% on October 31, 1998.

The Fund's Treasury bond investments, which comprised approximately 12% of the portfolio at the beginning of the fiscal year, outperformed most other US Treasury issues for two reasons. First, many of our holdings had less than two years to maturity, and so were less susceptible to price declines from the general rise in interest rates over the course of the year. Second, we also invested in US Treasury Inflation Protected Securities, whose principal value is indexed to the Consumer Price Index and was therefore somewhat insulated from most of the negative effects of the interest rate increases.

Our non-US equity investments also aided the Fund's performance for the fiscal year. On average, returns on non-US equities exceeded those of US equities. Some Asian stock markets were particularly strong, especially the Japanese stock market, whose appreciation took many investors by surprise. The Fund benefited from beginning the fiscal year overweighted in Japan relative to the Composite Index and continued to have an overweight Japanese exposure at fiscal year-end. The Fund's Japanese investments are in both equities and convertible bonds.

One area in which the Fund's performance lagged that of the Composite Index was the US stock market. Our value-oriented style of investing did not keep pace with the returns of large-capitalization growth stocks, which investors continued to favor for most of the fiscal year. Our US stock investments earned returns that were good in absolute terms, but their returns were lower than those of the unmanaged S&P 500.


Investment Activities in the
October Quarter
For the quarter ended October 31, 1999, we continued the process of taking profits in both equity and fixed-income holdings that we began in the spring of 1999. We modestly reduced fixed-income and equity investments while increasing cash reserves somewhat to approximately 16% in early October. At that point, we began to take advantage of the price declines that had occurred for equity and fixed-income investments and put part of these cash reserves to work. As a result, by the end of October, the Fund's asset mix was as follows: 52.2% equities (an increase from 50.1% at the end of the July quarter), 34.9% fixed income (down slightly from 37.5% as of July 31), and 12.9% cash reserves (up slightly from the 11.5 level on July 31). (See "Summary of the Fund's Asset Mix" table on page 1 of this report to shareholders.)

Shareholders should note that as of October 31, 1999, 11.5% of the Fund's net assets were invested in convertible bonds, which tend to perform somewhat like equities (although the degree of equity sensitivity varies). In addition, as noted above, 17.4% of net assets were invested in US dollar-denominated non-convertible bonds of non-US issuers.

We actively manage the Fund's currency exposure. Over the past few years, the Fund has been consistently overweight in US dollars as compared to its benchmark Composite Index. The Fund remains overweight in dollars, but we increased the Fund's exposure to foreign currencies during the quarter.

Specifically, we increased the Fund's holdings of euros, primarily through the purchase of short-term securities and deposits denominated in euros. Until this quarter, the Fund had been significantly underweight in euros (which had been the right investment stance). We became less comfortable with the Fund's heavy overweight US dollar position because of the United States' need for external financing, brought about by the simultaneous booms in US consumption and investment--combined with a very low savings rate.
We are concerned that the resulting external financing need will be more difficult and expensive to meet as economic growth provides non-US investors with their own domestic investment opportunities and reduces investments in US securities motivated by a "flight to quality." This does not imply that we are bearish on the US dollar's prospects; rather, we are just not comfortable maintaining the Fund's previous level of overweighting for the US currency given macroeconomic conditions.


In Conclusion
We thank you for your investment in Merrill Lynch Global Allocation Fund, Inc., and we look forward to serving your investment needs throughout the Fund's new fiscal year and beyond.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Bryan N. Ison)
Bryan N. Ison
Senior Vice President and
Portfolio Manager


December 14, 1999


To reduce shareholder expenses, Merrill Lynch Global Allocation
Fund, Inc. will no longer be printing and mailing quarterly reports to shareholders. We will continue to provide you with reports on a semi-annual and annual basis.





Merrill Lynch Global Allocation Fund, Inc., October 31, 1999


PERFORMANCE DATA


About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Total Return
Based on a $10,000
Investment

A line graph depicting the growth of an investment in the Fund's Class A Shares & Class B Shares compared to growth of an investment in the Financial Times/Standard & Poor's--Actuaries
World Index. Beginning and ending values are:

                                         10/89            10/99

ML Global Allocation Fund, Inc.++--
Class A Shares*                         $ 9,475         $33,666

ML Global Allocation Fund, Inc.++--
Class B Shares*                         $10,000         $32,104

Financial Times/Standard & Poor's--
Actuaries World Index++++               $10,000         $28,750


A line graph depicting the growth of an investment in the Fund's Class C Shares & Class D Shares compared to growth of an investment in the Financial Times/Standard & Poor's--Actuaries
World Index. Beginning and ending values are:

                                       10/21/94**        10/99

ML Global Allocation Fund, Inc.++--
Class C Shares*                         $10,000         $18,009

ML Global Allocation Fund, Inc.++--
Class D Shares*                         $ 9,475         $17,751

Financial Times/Standard & Poor's--
Actuaries World Index++++               $10,000         $21,353


[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of operations.
  ++ML Global Allocation Fund, Inc. invests in a portfolio of US and foreign issues, whose composition varies with respect to types of securities and markets in response to changing market and economic trends.
++++This unmanaged capitalization-weighted Index is comprised of 2,200 equities from 24 countries in 12 regions, including the United States.



Average Annual
Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/99                        +31.01%        +24.13%
Five Years Ended 9/30/99                  +13.35         +12.13
Ten Years Ended 9/30/99                   +13.35         +12.74

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 9/30/99                        +29.71%        +25.71%
Five Years Ended 9/30/99                  +12.21         +12.21
Ten Years Ended 9/30/99                   +12.19         +12.19

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 9/30/99                        +29.74%        +28.74%
Inception (10/21/94) through 9/30/99      +12.46         +12.46

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/99                        +30.72%        +23.85%
Inception (10/21/94) through 9/30/99      +13.36         +12.13

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Merrill Lynch Global Allocation Fund, Inc., October 31, 1999



PERFORMANCE DATA (concluded)


Recent
Performance
Results
                                                                                             Ten Years/
                                                       3-Month            12-Month        Since Inception
As of October 31, 1999                               Total Return       Total Return        Total Return
ML Global Allocation Fund, Inc.--Class A Shares*         +0.14%            +26.30%            +255.31%
ML Global Allocation Fund, Inc.--Class B Shares*         -0.14             +25.08             +221.02
ML Global Allocation Fund, Inc.--Class C Shares*         -0.07             +25.05             + 80.09
ML Global Allocation Fund, Inc.--Class D Shares*         +0.14             +26.01             + 87.34
US Stocks: Standard & Poor's 500 Index**                 +2.90             +25.67          +415.25/+223.08
Non-US Stocks: Financial Times/Standard & Poor's--
Actuaries World Index (Ex-US)***                         +6.20             +26.60           +89.50/+54.43
US Bonds: ML Treasury Index GA05****                     +0.72             - 2.57           +94.46/+39.26
Non-US Bonds: Salomon Brothers World Government
Bond Index (Ex-US)*****                                  +2.40             - 2.96          +138.93/+32.05

    *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's ten year/since inception periods are for ten years for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.
   **An unmanaged broad-based index comprised of common stocks. Ten years/since inception total returns are for ten years and from 10/21/94, respectively.
  ***An unmanaged capitalization-weighted index comprised of 1,631 companies in 28 countries, excluding the United States. Ten years/since inception total returns are for ten years and from 10/21/94, respectively.
 ****An unmanaged index designed to track the total return of the current coupon five-year US Treasury bond. Ten years/since inception total returns are for ten years and from 10/21/94, respectively.
*****An unmanaged market capitalization-weighted index tracking ten government bond indexes, excluding the United States. Ten years/since inception total returns are for ten years and from 10/21/94, respectively.



PORTFOLIO INFORMATION


Worldwide
Investments
As of 10/31/99


Breakdown of Stocks &
Fixed-Income Securities by       Percent of
Country                          Net Assets

United States*                     37.6%
Japan                              14.2
Argentina                           4.7
Germany                             3.1
Malaysia                            2.8
Brazil                              2.7
Australia                           2.6
United Kingdom                      2.6
Hong Kong                           2.5
South Korea                         2.1
Mexico                              1.6
Canada                              1.6
France                              1.6
Netherlands                         1.3
Indonesia                           1.2
Russia                              1.1
Italy                               0.7
Cayman Islands                      0.7
Singapore                           0.6
China                               0.6
Sweden                              0.5
Portugal                            0.4
South Africa                        0.4
Finland                             0.4
Bermuda                             0.4
Switzerland                         0.4
Chile                               0.3
Norway                              0.2
Austria                             0.2
Thailand                            0.1
New Zealand                         0.1
Hungary                             0.1
Spain**                             0.0
Venezuela**                         0.0
Ireland**                           0.0
Philippines**                       0.0

[FN]
 *Includes investments in short-term securities.
**Holdings are less than 0.1%.


Ten Largest Holdings            Percent of
(Equity Investments)            Net Assets

Murata Manufacturing Co., Ltd.      1.2%
Daiwa Securities Group Inc.         1.1
Broken Hill Proprietary Company
   Limited                          1.0
Noble Drilling Corporation          0.8
The Sumitomo Marine & Fire
   Insurance Co., Ltd.              0.8
Hutchison Whampoa Limited           0.7
Security Capital Group Incorporated
   (Class B)                        0.7
Suzuki Motor Corporation            0.7
Golden State Bancorp Inc.           0.7
Republic New York Corporation       0.6


Ten Largest Industries         Percent of
(Equity Investments)           Net Assets

Banking                             5.7%
Insurance                           5.6
Telecommunications                  3.2
Real Estate Investment Trusts       3.0
Utilities--Electric & Gas           2.7
Financial Services                  2.2
Metals & Mining                     2.0
Multi-Industry                      1.7
Real Estate                         1.5
Electronics                         1.4


Merrill Lynch Global Allocation Fund, Inc., October 31, 1999

SCHEDULE OF INVESTMENTS                                                                               (in US dollars)
                                          Shares                                                     Value      Percent of
COUNTRY        Industries                  Held               Common Stocks                        (Note 1a)    Net Assets
Argentina      Banking                   467,900   Banco Frances SA (ADR)++ (USD)                 $    10,235,313      0.2%
                                       2,433,900   Banco Rio de la Plata SA (ADR)++ (USD)              31,336,463      0.4
                                                                                                  ---------------    ------
                                                                                                       41,571,776      0.6

               Government Obligations     11,000   Republic of Argentina (Warrants) (a)                   247,500      0.0

                                                   Total Common Stocks in Argentina                    41,819,276      0.6

Australia      Building Materials        718,547   Pioneer International Limited                        1,569,467      0.0

               Foods                   5,566,000   Goodman Fielder Limited                              5,139,421      0.1

               Insurance              15,827,044   HIH Insurance Limited                               15,017,205      0.2

               Metals &Mining         10,321,100   Normandy Mining Limited                              7,821,247      0.1
                                      25,900,927   Pasminco Limited                                    24,740,565      0.3
                                       8,700,000   WMC Limited                                         37,285,276      0.5
                                                                                                  ---------------    ------
                                                                                                       69,847,088      0.9

               Multi-Industry          2,160,000   Lend Lease Corporation Limited                      24,817,929      0.3
                                       2,300,000   Pacific Dunlop Limited                               3,236,854      0.1
                                                                                                  ---------------    ------
                                                                                                       28,054,783      0.4

               Resources               7,201,890   Broken Hill Proprietary Company Limited             74,327,952      1.0

                                                   Total Common Stocks in Australia                   193,955,916      2.6

Austria        Banking                   203,400   Bank Austria AG                                     10,101,222      0.1

                                                   Total Common Stocks in Austria                      10,101,222      0.1

Bermuda        Insurance               1,450,000   Ace Limited                                         28,184,375      0.4

                                                   Total Common Stocks in Bermuda                      28,184,375      0.4

Brazil         Telecommunications        445,000   Telecomunicacoes Brasileiras SA--Telebras
                                                   (Preferred Block) (ADR)++ (USD)                     34,654,375      0.5

                                                   Total Common Stocks in Brazil                       34,654,375      0.5

Canada         Beverages               1,900,000   Cott Corporation (USD) (f)                           8,193,750      0.1

               Insurance                 180,500   Clarica Life Insurance Co.                           2,919,997      0.1
                                         616,000   Canada Life Financial Corporation                    8,101,958      0.1
                                                                                                  ---------------    ------
                                                                                                       11,021,955      0.2

               Metals--Non-Ferrous       800,000   Inco Limited (USD)                                  16,200,000      0.2

               Retail Stores             700,000   Hudson's Bay Company                                 9,516,041      0.1

               Telecommunications      1,165,200   Rogers Cantel Mobile Communications
                                                   Inc. 'B' (f)(j)                                     33,264,274      0.5
                                       1,260,900   Rogers Cantel Mobile Communications
                                                   Inc. 'B' (USD) (f)(j)                               36,172,069      0.5
                                         150,000   Rogers Communications, Inc. 'B' (f)                  3,038,336      0.0
                                                                                                  ---------------    ------
                                                                                                       72,474,679      1.0

                                                   Total Common Stocks in Canada                      117,406,425      1.6

Finland        Metals                    343,705   Outokumpu Oyj                                        3,928,729      0.0

               Paper & Forest          1,811,920   Metsa-Serla Oyj 'B'                                 16,390,023      0.2
               Products                  449,845   Stora Enso Oyj 'R'                                   5,907,589      0.1
                                         142,512   UPM-Kymmene Oyj                                      4,491,693      0.1
                                                                                                  ---------------    ------
                                                                                                       26,789,305      0.4

                                                   Total Common Stocks in Finland                      30,718,034      0.4

France         Automobiles                46,568   PSA Peugeot Citroen                                  8,928,692      0.1

               Banking                   195,135   Banque Nationale de Paris (BNP)                     17,118,237      0.3
                                          39,260   Banque Nationale de Paris (Warrants)(BNP) (a)          231,805      0.0
                                          38,670   Societe Generale 'A'                                 8,409,727      0.1
                                                                                                  ---------------    ------
                                                                                                       25,759,769      0.4

               Industrial                244,500   Alcatel (ADR)++ (USD)                                7,503,094      0.1

               Insurance                 277,598   CNP Assurances                                       8,166,044      0.1

               Metals--Steel             525,585   Usinor SA                                            7,294,292      0.1

               Multi-Industry             30,680   Societe Eurafrance SA                               18,501,402      0.3

               Oil--Related              118,632   Total Fina SA 'B'                                   16,015,567      0.2

                                                   Total Common Stocks in France                       92,168,860      1.3

Germany        Automotive                101,383   Volkswagen AG                                        5,986,029      0.1

               Banking                   161,850   Deutsche Bank AG (Registered)                       11,596,701      0.2
                                         132,450   Dresdner Bank AG (Registered)                        6,783,658      0.1
                                         164,480   HypoVereinsbank                                     10,782,887      0.1
                                                                                                  ---------------    ------
                                                                                                       29,163,246      0.4

               Capital Goods             364,336   Kloeckner-Werke AG (f)                              30,066,693      0.4

               Chemicals                 178,090   Bayer AG                                             7,278,242      0.1
                                          29,267   Celanese AG (f)                                        462,748      0.0
                                         101,451   Henkel KGaA                                          5,990,044      0.1
                                         292,665   Hoechst AG                                          12,867,780      0.2
                                                                                                  ---------------    ------
                                                                                                       26,598,814      0.4

               Electrical Equipment       61,450   Siemens AG                                           5,510,142      0.1

               Engineering &              32,565   Philipp Holzmann AG (f)                              4,721,364      0.0
               Construction

               Metals--Steel             480,042   Thyssen Krupp AG (f)                                11,352,516      0.1

               Utilities                 221,920   Veba AG                                             11,983,866      0.2

                                                   Total Common Stocks in Germany                     125,382,670      1.7


Portfolio
Abbreviations


To simplify the currency denominations of Merrill Lynch Global
Allocation Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the currencies according to the list at right.

ARS          Argentinean Peso
CHF          Swiss Franc
EUR          Euro
GBP          Great Britain Pound
JPY          Japanese Yen
NOK          Norwegian Krone
NZD          New Zealand Dollar
SEK          Swedish Kroner
USD          United States Dollar


Merrill Lynch Global Allocation Fund, Inc., October 31, 1999

SCHEDULE OF INVESTMENTS (continued)                                                                   (in US dollars)
                                          Shares                                                     Value      Percent of
COUNTRY        Industries                  Held               Common Stocks                        (Note 1a)    Net Assets
Hong Kong      Banking                 2,121,658   HSBC Holdings PLC                              $    25,534,181      0.4%

               Multi-Industry          5,400,000   Hutchison Whampoa Limited                           54,215,471      0.7

                                                   Total Common Stocks in Hong Kong                    79,749,652      1.1

Hungary        Oil & Gas Producers       232,571   MOL Magyar Olaj-es Gazipari
                                                   Rt. (GDR)++++ (USD)(f)                               4,558,392      0.1

                                                   Total Common Stocks in Hungary                       4,558,392      0.1

Indonesia      Paper & Pulp            1,461,600   Asia Pacific Resources International
                                                   Holdings Ltd. 'A' (f)                                1,096,200      0.0
                                         553,765   Asia Pulp & Paper Company Ltd.
                                                   (ADR)++ (USD)(f)                                     3,841,765      0.1
                                         110,753   Asia Pulp & Paper Company Ltd. (Warrants)(a)            96,930      0.0
                                                                                                  ---------------    ------
                                                                                                        5,034,895      0.1

               Tobacco                19,327,000   PT Hanjaya Mandala Sampoerna Tbk (f)                45,025,538      0.6

                                                   Total Common Stocks in Indonesia                    50,060,433      0.7

Italy          Multi-Industry          7,941,107   Montedison SpA                                      14,141,261      0.2

               Oil & Gas Producers     1,678,249   ENI SpA                                              9,803,216      0.1

               Telecommunications      5,261,641   Telecom Italia SpA (Registered)                     25,815,199      0.4

                                                   Total Common Stocks in Italy                        49,759,676      0.7

Japan          Automobiles &           3,282,000   Suzuki Motor Corporation                            49,862,727      0.7
               Equipment

               Banking                   201,000   The Asahi Bank, Ltd.                                 1,785,210      0.0

               Beverages               1,500,000   Chukyo Coca-Cola Bottling Co., Ltd.                 17,825,628      0.3
                                         539,104   Coca-Cola West Japan Company Limited                23,992,351      0.3
                                         603,000   Hokkaido Coca-Cola Bottling Co., Ltd.                8,160,684      0.1
                                         691,000   Kinki Coca-Cola Bottling Co., Ltd.                  11,929,790      0.2
                                       1,143,000   Mikuni Coca-Cola Bottling                           24,118,549      0.3
                                                                                                  ---------------    ------
                                                                                                       86,027,002      1.2

               Capital Goods          12,900,000   Kawasaki Heavy Industries Ltd.                      17,693,266      0.3
                                       7,875,000   Mitsubishi Heavy Industries, Ltd.                   30,892,720      0.4
                                                                                                  ---------------    ------
                                                                                                       48,585,986      0.7

               Chemicals                  34,000   Shin-Etsu Chemical Co., Ltd.                         1,402,263      0.0

               Consumer Products          31,200   Amway Japan Limited                                    317,206      0.0

               Electrical              1,157,000   Chudenko Corporation                                20,707,481      0.3
               Construction            1,386,000   Kinden Corporation                                  12,761,941      0.2
                                                                                                  ---------------    ------
                                                                                                       33,469,422      0.5

               Electrical Equipment      672,000   Murata Manufacturing Co., Ltd.                      86,368,693      1.2

               Electronics             1,299,000   Hitachi Ltd.                                        14,041,559      0.2

               Financial Services      8,012,000   Daiwa Securities Group Inc.                         85,529,982      1.1
                                         879,000   The Nomura Securities Co., Ltd.                     14,509,485      0.2
                                       1,720,000   Wako Securities Co., Ltd. (f)                        5,213,121      0.1
                                                                                                  ---------------    ------
                                                                                                      105,252,588      1.4

               Industrial                 28,000   Miura Co., Ltd.                                        417,878      0.0

               Insurance                 743,000   The Chiyoda Fire & Marine Insurance
                                                   Company, Limited                                     2,814,933      0.0
                                       2,897,000   The Dai-Tokyo Fire and Marine
                                                   Insurance Co., Ltd.                                 14,726,740      0.2
                                         125,000   The Dowa Fire & Marine Insurance Co., Ltd.             395,645      0.0
                                       3,743,000   The Fuji Fire and Marine Insurance
                                                   Company, Limited                                     8,903,356      0.1
                                       4,865,000   The Koa Fire & Marine Insurance Co., Ltd.           19,878,093      0.3
                                         765,000   Mitsui Marine and Fire Insurance Company, Ltd.       5,070,161      0.1
                                       3,508,000   The Nichido Fire & Marine Insurance Co., Ltd.       21,567,504      0.3
                                       4,816,000   The Nippon Fire & Marine Insurance Co., Ltd.        19,077,383      0.2
                                         999,000   The Nisshin Fire and Marine Insurance
                                                   Company, Limited                                     2,970,362      0.0
                                       7,315,000   The Sumitomo Marine & Fire Insurance Co., Ltd.      56,479,714      0.8
                                       2,713,000   The Tokio Marine & Fire Insurance Co. Ltd.          35,519,326      0.5
                                       5,000,000   The Yasuda Fire & Marine Insurance Co. Ltd.         33,857,663      0.5
                                                                                                  ---------------    ------
                                                                                                      221,260,880      3.0

               Office Equipment        1,612,000   Canon, Inc.                                         45,610,972      0.6

               Packaging & Containers  1,103,000   Toyo Seikan Kaisha, Ltd.                            24,015,058      0.3

               Pharmaceuticals         1,261,000   Sankyo Company, Ltd.                                35,921,446      0.5
                                         384,000   Taisho Pharmaceutical Company, Ltd.                 15,984,653      0.2
                                                                                                  ---------------    ------
                                                                                                       51,906,099      0.7

               Restaurants               647,000   Mos Food Service, Inc.                               8,687,895      0.1
                                         618,000   Ohsho Food Service                                   9,069,058      0.1
                                                                                                  ---------------    ------
                                                                                                       17,756,953      0.2

               Retail Stores             460,000   Ito-Yokado Co., Ltd.                                36,796,470      0.5
                                         100,000   Sangetsu Co., Ltd.                                   1,985,421      0.0
                                                                                                  ---------------    ------
                                                                                                       38,781,891      0.5

                                                   Total Common Stocks in Japan                       826,862,387     11.2

Mexico         Foods                     700,000   Grupo Industrial Maseca SA de CV (ADR)++ (USD)       4,812,500      0.1

               Multi-Industry            433,800   Grupo Carso, SA de CV (ADR)++ (USD)(f)               3,561,498      0.0

               Telecommunications        433,800   Carso Global Telecom (ADR)++ (USD)(f)                5,530,950      0.1

                                                   Total Common Stocks in Mexico                       13,904,948      0.2


Merrill Lynch Global Allocation Fund, Inc., October 31, 1999

SCHEDULE OF INVESTMENTS (continued)                                                                   (in US dollars)
                                          Shares                                                     Value      Percent of
COUNTRY        Industries                  Held               Common Stocks                        (Note 1a)    Net Assets
Netherlands    Chemicals                 231,430   Akzo Nobel NV                                  $     9,954,166      0.1%
                                         225,570   European Vinyls Corporation
                                                   International NV (f)                                 2,014,362      0.0
                                                                                                  ---------------    ------
                                                                                                       11,968,528      0.1

               Foods                      41,999   Koninklijke Ahold NV                                 1,288,425      0.0

               Insurance                 321,530   ING Groep NV                                        18,943,791      0.3

               Packaging               1,509,895   Buhrmann NV                                         25,999,386      0.4

               Real Estate             1,867,760   Security Capital U.S. Realty (USD)(f)               28,203,176      0.4

               Steel                     161,800   Ispat International NV                               1,691,371      0.0
                                         799,183   Ispat International NV (NY Registered
                                                   Shares)(USD)                                         8,291,524      0.1
                                                                                                  ---------------    ------
                                                                                                        9,982,895      0.1

                                                   Total Common Stocks in the Netherlands              96,386,201      1.3

New Zealand    Natural Gas Suppliers     227,104   Natural Gas Corporation Holdings Limited               197,575      0.0

                                                   Total Common Stocks in New Zealand                     197,575      0.0

Norway         Banking                 2,434,000   Den Norske Bank ASA                                  9,424,975      0.1

               Computer Software         668,518   Merkantildata ASA                                    5,662,664      0.1

                                                   Total Common Stocks in Norway                       15,087,639      0.2

Philippines    Multi-Industry          7,602,624   Ayala Corporation                                    1,898,283      0.0

                                                   Total Common Stocks in the Philippines               1,898,283      0.0

Portugal       Banking                   584,372   Banco Comercial Portugues, SA (BCP)
                                                   (Registered Shares)                                 16,441,345      0.2

               Banking--International        250   Banco Portugues do Atlantico (BPA) (f)                     963      0.0

                                                   Total Common Stocks in Portugal                     16,442,308      0.2

Russia         Telecommunications         74,500   PLD Telekom Inc. (Warrants) (a)(USD)                     3,725      0.0
                                          93,200   PLD Telekom Inc. (Warrants) (a)(i)(USD)                  4,660      0.0

                                                   Total Common Stocks in Russia                            8,385      0.0

South Korea    Metals--Steel             375,000   Pohang Iron & Steel Company Ltd.                    45,938,281      0.6

               Telecommunications          1,884   SK Telecom Co. Ltd.                                  2,176,263      0.0
                                       1,434,584   SK Telecom Co. Ltd. (ADR)++ (USD)(i)                18,739,254      0.3
                                                                                                  ---------------    ------
                                                                                                       20,915,517      0.3

                                                   Total Common Stocks in South Korea                  66,853,798      0.9

Spain          Insurance                  66,778   Corporacion Mapfre                                   1,136,542      0.0

               Utilities--Electric       169,142   Endesa SA                                            3,381,642      0.0

                                                   Total Common Stocks in Spain                         4,518,184      0.0

Sweden         Appliances                370,529   Electrolux AB 'B'                                    7,373,711      0.1

               Automobiles & Equipment   391,430   Volvo AB 'B'                                        10,093,298      0.1

               Metals--Steel             901,522   Avesta Sheffield AB                                  4,255,455      0.1

               Multi-Industry            192,784   Svedala Industri AB                                  3,392,025      0.0

               Paper & Forest Products   411,853   Mo och Domsjo AB (MoDo) 'B'                         12,094,215      0.2

                                                   Total Common Stocks in Sweden                       37,208,704      0.5

Switzerland    Banking                    20,222   Banque Cantonale de Geneve (BCG)                     3,924,027      0.1

               Banking & Financial        23,179   UBS AG (Registered Shares)                           6,739,141      0.1

               Pharmaceuticals             8,924   Novartis AG (Registered Shares)                     13,338,612      0.2

                                                   Total Common Stocks in Switzerland                  24,001,780      0.4

Thailand       Holding Companies       1,373,300   BEC World Public Company Limited 'Foreign'           8,549,727      0.1

                                                   Total Common Stocks in Thailand                      8,549,727      0.1

United         Banking                   194,482   Barclays PLC                                         5,947,844      0.1
Kingdom                                  581,581   Lloyds TSB Group PLC                                 8,033,997      0.1
                                                                                                  ---------------    ------
                                                                                                       13,981,841      0.2

               Building & Construction   325,351   Jarvis PLC                                           1,389,985      0.0

               Building Materials        855,307   Blue Circle Industries PLC                           3,720,791      0.1

               Diversified Companies   1,018,229   Rentokil Initial PLC                                 3,389,016      0.0

               Financial Services        398,483   Alliance & Leicester PLC                             5,808,849      0.1

               Food & Beverage           756,839   Allied Domecq PLC                                    4,249,100      0.1
                                         728,148   Bass PLC                                             7,990,767      0.1
                                                                                                  ---------------    ------
                                                                                                       12,239,867      0.2

               Foods/Food Processing     537,889   Unilever PLC                                         4,984,527      0.1

               Holding Companies       1,349,209   Invensys PLC                                         6,622,435      0.1

               Insurance                 378,527   Allied Zurich PLC                                    4,567,215      0.1
                                         620,845   CGU PLC                                              9,035,023      0.1
                                       1,723,230   Royal & Sun Alliance Insurance Group PLC            11,711,457      0.1
                                                                                                  ---------------    ------
                                                                                                       25,313,695      0.3

               Mortgages                 489,278   Northern Rock PLC                                    3,305,162      0.0

               Oil--Related            1,360,327   Shell Transport & Trading Company                   10,417,471      0.1

               Pharmaceuticals           254,807   Glaxo Wellcome PLC                                   7,512,509      0.1

               Publishing                760,271   Reed International PLC                               4,430,616      0.1

               Restaurants &             327,207   Whitbread PLC                                        3,572,001      0.1
               Food Service

               Retail--Food            1,610,493   Safeway PLC                                          5,049,630      0.1

               Retail Stores             288,908   Marks & Spencer PLC                                  1,327,960      0.0
                                         301,675   Signet Group PLC (ADR)++ (USD)                       7,655,003      0.1
                                                                                                  ---------------    ------
                                                                                                        8,982,963      0.1

               Telecommunications        810,619   Cable & Wireless PLC                                 9,461,363      0.1

                                                   Total Common Stocks in the United Kingdom          130,182,721      1.8



Merrill Lynch Global Allocation Fund, Inc., October 31, 1999

SCHEDULE OF INVESTMENTS (continued)                                                                   (in US dollars)
                                          Shares                                                     Value      Percent of
COUNTRY        Industries                  Held               Common Stocks                        (Note 1a)    Net Assets
United         Aerospace & Defense       150,000   Raytheon Company (Class B)                     $     4,368,750      0.1%
States
               Banking                   471,100   Banco Santander Puerto Rico                          8,420,913      0.1
                                         360,000   Bank One Corporation                                13,522,500      0.2
                                         259,000   Banknorth Group, Inc.                                8,741,250      0.1
                                       1,800,000   East West Bancorp, Inc.                             22,050,000      0.3
                                       2,310,939   Golden State Bancorp Inc. (f)                       48,240,852      0.7
                                       2,940,239   Golden State Bancorp Inc.
                                                   "Litigation Tracking" (Warrants) (a)                 2,756,474      0.0
                                         770,194   Golden State Bancorp Inc. (Warrants) (a)             7,942,626      0.1
                                       1,170,000   KeyCorp                                             32,686,875      0.5
                                       1,150,000   Mellon Financial Corporation                        42,478,125      0.6
                                         750,000   Republic New York Corporation                       47,390,625      0.6
                                                                                                  ---------------    ------
                                                                                                      234,230,240      3.2

               Building Products         500,000   Chicago Bridge & Iron Company NV
                                                   (NY Registered Shares)                               6,093,750      0.1
                                         530,000   Flowserve Corporation                                8,943,750      0.1
                                                                                                  ---------------    ------
                                                                                                       15,037,500      0.2

               Business Data             501,500   Imation Corp. (f)                                   15,389,781      0.2
               Processing

               Business Data Systems   1,797,600   Information Resources, Inc. (f)(j)                  18,650,100      0.2

               Coal                    1,352,500   CONSOL Energy Inc.                                  15,722,813      0.2

               Commercial Services     1,060,081   Cendant Corporation (f)                             17,491,337      0.2

               Computer Software       1,000,000   FileNET Corporation (f)                             16,500,000      0.2
                                         583,600   Hyperion Solutions Corporation (f)                  14,188,775      0.2
                                       2,400,000   Inprise Corporation (f)                              8,925,000      0.1
                                                                                                  ---------------    ------
                                                                                                       39,613,775      0.5

               Computers & Technology    550,000   Compaq Computer Corporation                         10,450,000      0.1
                                       1,900,000   Iomega Corporation (f)                               5,818,750      0.1
                                         750,000   Komag, Incorporated (f)                              1,242,188      0.0
                                         300,000   NCR Corporation (f)                                  9,937,500      0.1
                                       1,500,000   Silicon Graphics, Inc. (f)                          11,625,000      0.2
                                                                                                  ---------------    ------
                                                                                                       39,073,438      0.5

               Construction & Housing    200,000   Hovnanian Enterprises, Inc. (Class A)(f)             1,275,000      0.0

               Construction Products     365,000   TJ International, Inc.                              11,315,000      0.1

               Containers                100,200   Crown Cork & Seal Company, Inc.                      2,398,538      0.0

               Electronics               509,000   Benchmark Electronics, Inc. (f)                      8,144,000      0.1
                                         750,000   Cabletron Systems, Inc. (f)                         12,421,875      0.2
                                       1,800,000   Checkpoint Systems, Inc. (f)(j)                     13,500,000      0.2
                                          73,800   Intel Corporation                                    5,710,275      0.1
                                         568,400   MEMC Electronic Materials, Inc. (f)                  8,099,700      0.1
                                         555,000   Millipore Corporation                               17,690,625      0.2
                                       1,669,600   Silicon Valley Group, Inc. (f)(j)                   20,870,000      0.3
                                                                                                  ---------------    ------
                                                                                                       86,436,475      1.2

               Energy & Petroleum        915,000   Arch Coal, Inc.                                     10,236,563      0.1
                                       2,435,800   Key Energy Services, Inc. (f)                       10,961,100      0.2
                                          46,400   Mitchell Energy & Development Corp. (Class A)        1,107,800      0.0
                                         174,350   Mitchell Energy & Development Corp. (Class B)        4,151,709      0.1
                                          50,000   Murphy Oil Corporation                               2,803,125      0.0
                                       1,400,000   Occidental Petroleum Corporation                    31,937,500      0.4
                                       1,402,978   Santa Fe Snyder Corporation (f)                     12,100,685      0.2
                                         530,000   USX-Marathon Group                                  15,436,250      0.2
                                                                                                  ---------------    ------
                                                                                                       88,734,732      1.2

               Financial Services      1,972,900   Anthracite Capital, Inc. (j)                        13,440,381      0.2
                                         741,200   Ugly Duckling Corporation (f)                        6,439,175      0.1
                                                                                                  ---------------    ------
                                                                                                       19,879,556      0.3

               Foods                     800,000   Tyson Foods, Inc. (Class A)                         12,200,000      0.2

               Forest Products           330,000   Deltic Timber Corporation                            7,404,375      0.1

               Gaming                  1,235,000   Scientific Games Holdings Corp. (c)(f)(j)           21,458,125      0.3

               Healthcare Services     3,940,200   Beverly Enterprises, Inc. (f)                       15,514,538      0.2
                                       1,900,000   Oxford Health Plans, Inc. (f)                       22,325,000      0.3
                                       1,042,600   Sierra Health Services, Inc. (f)                     7,624,013      0.1
                                                                                                  ---------------    ------
                                                                                                       45,463,551      0.6

               Industrial                 15,000   Bar Technologies Ltd. (Warrants) (a)(i)                300,000      0.0

               Information Processing    380,000   Billing Concepts Corp. (f)                           1,900,000      0.0
                                         350,000   Xerox Corporation                                    9,800,000      0.1
                                                                                                  ---------------    ------
                                                                                                       11,700,000      0.1

               Insurance                 590,000   Aetna Inc.                                          29,647,500      0.4
                                         325,000   CIGNA Corporation                                   24,293,750      0.3
                                         186,300   Horace Mann Educators Corporation                    5,251,331      0.1
                                       1,947,500   Risk Capital Holdings, Inc. (f)(j)                  25,439,219      0.3
                                                                                                  ---------------    ------
                                                                                                       84,631,800      1.1

               Machinery               1,350,000   AGCO Corporation                                    14,512,500      0.2
                                         390,000   Weatherford International, Inc. (f)                 13,211,250      0.2
                                                                                                  ---------------    ------
                                                                                                       27,723,750      0.4

               Metals & Mining           180,000   Alcoa Inc.                                          10,935,000      0.2
                                       1,400,000   Battle Mountain Gold Company                         3,762,500      0.1
                                         612,000   Commonwealth Industries, Inc.                        6,081,750      0.1
                                       1,150,000   Newmont Mining Corporation                          25,228,125      0.3
                                         340,000   Nucor Corporation                                   17,637,500      0.2
                                         800,000   The Timken Company                                  14,350,000      0.2
                                                                                                  ---------------    ------
                                                                                                       77,994,875      1.1

               Metals--Steel             678,700   Worthington Industries, Inc.                        11,240,969      0.2

               Multi-Industry             90,000   Loews Corporation                                    6,378,750      0.1

               Natural Gas Pipelines     300,000   IMC Global Inc.                                      3,825,000      0.1

               Natural Resources         210,519   Freeport-McMoRan Copper & Gold,
                                                   Inc. (Class B)                                       3,513,036      0.1




Merrill Lynch Global Allocation Fund, Inc., October 31, 1999

SCHEDULE OF INVESTMENTS (continued)                                                                   (in US dollars)
                                          Shares                                                     Value      Percent of
COUNTRY        Industries                  Held               Common Stocks                        (Note 1a)    Net Assets
United         Oil & Gas Producers       700,000   Rowan Companies, Inc. (f)                      $    10,893,750      0.2%
States                                   600,000   Tom Brown, Inc. (f)                                  8,100,000      0.1
(concluded)                              300,000   Transocean Offshore Inc.                             8,156,250      0.1
                                                                                                  ---------------    ------
                                                                                                       27,150,000      0.4

               Oil Field Equipment       201,900   Veritas DGC Inc. (f)                                 2,839,219      0.0

               Oil Services              200,000   Diamond Offshore Drilling, Inc.                      6,350,000      0.1
                                       1,568,000   Input/Output, Inc. (f)                               8,232,000      0.1
                                       2,630,000   Noble Drilling Corporation (f)                      58,353,125      0.8
                                         230,000   Schlumberger Limited                                13,929,375      0.2
                                         300,000   Tidewater Inc.                                       9,000,000      0.1
                                                                                                  ---------------    ------
                                                                                                       95,864,500      1.3

               Paper                     620,000   Louisiana-Pacific Corporation                        7,866,250      0.1

               Pollution Control       1,514,000   Safety-Kleen Corp. (f)                              17,316,375      0.3

               Real Estate             2,394,465   Catellus Development Corporation (f)                28,134,964      0.4
                                       3,633,600   Security Capital Group Incorporated
                                                   (Class B)(f)(j)                                     49,962,000      0.7
                                                                                                  ---------------    ------
                                                                                                       78,096,964      1.1

               Real Estate             1,598,300   AMB Property Corporation                            31,766,213      0.4
               Investment                 27,500   Apartment Investment & Management
               Trusts                              Company (Class A)                                    1,034,688      0.0
                                         300,000   Avalonbay Communities, Inc.                          9,693,750      0.1
                                         145,800   CarrAmerica Realty Corporation                       3,244,050      0.0
                                         337,808   CenterPoint Properties Corporation                  11,020,986      0.2
                                         500,800   Equity Office Properties Trust                      11,080,200      0.2
                                         250,000   Equity Residential Properties Trust                 10,453,125      0.2
                                         500,000   Federal Realty Investment Trust                      9,093,750      0.1
                                       3,042,500   Imperial Credit Commercial Mortgage
                                                   Investment Corp. (j)                                32,897,031      0.5
                                       4,776,100   Meditrust Companies                                 38,507,306      0.5
                                       1,524,400   Nationwide Health Properties, Inc.                  25,247,875      0.4
                                       2,039,825   Prime Retail, Inc.                                  16,191,111      0.2
                                         400,000   Simon Property Group, Inc.                           9,225,000      0.1
                                         700,000   United Dominion Realty Trust, Inc.                   7,656,250      0.1
                                                                                                  ---------------    ------
                                                                                                      217,111,335      3.0

               Retail                    800,000   Heilig-Meyers Company                                3,500,000      0.1

               Retail Stores             300,000   J. Baker, Inc.                                       1,687,500      0.0
                                         700,000   Toys 'R' Us, Inc. (f)                                9,887,500      0.1
                                                                                                  ---------------    ------
                                                                                                       11,575,000      0.1

               Savings Banks             256,500   Capitol Federal Financial                            2,556,984      0.0

               Telecommunications        300,000   Allen Telecom Inc. (f)                               2,718,750      0.0
                                          40,000   Centennial Communication Corporation
                                                   (Warrants) (a)                                             400      0.0
                                       2,770,200   General Communication, Inc. (Class A) (f)(j)        13,331,588      0.2
                                         700,000   Glenayre Technologies, Inc. (f)                      2,078,125      0.0
                                       1,023,977   Metromedia International Group, Inc. (f)             3,775,913      0.1
                                         180,000   QUALCOMM Incorporated (f)                           40,083,750      0.5
                                                                                                  ---------------    ------
                                                                                                       61,988,526      0.8

               Textiles                3,607,300   Burlington Industries, Inc. (f)(j)                  13,301,919      0.2

               Tobacco                 1,875,700   DIMON Incorporated                                   6,564,950      0.1

               Transportation            486,100   J.B. Hunt Transport Services, Inc.                   6,258,538      0.1
                                         314,900   The St. Joe Company                                  7,518,238      0.1
                                         450,000   Union Pacific Corporation                           25,087,500      0.3
                                                                                                  ---------------    ------
                                                                                                       38,864,276      0.5

               Utilities--Electric     2,725,000   Citizens Utilities Company (Class B) (f)            31,507,813      0.4
               & Gas                   3,937,285   El Paso Electric Company (f)(j)                     35,927,726      0.5
                                       1,460,000   Entergy Corporation                                 43,708,750      0.6
                                       1,410,000   Niagara Mohawk Holdings Inc. (f)                    22,383,750      0.3
                                         400,000   Potomac Electric Power Company                      10,975,000      0.2
                                       1,057,900   Reliant Energy, Inc.                                28,827,775      0.4
                                         200,000   Texas Utilities Company                              7,750,000      0.1
                                         458,800   Unicom Corporation                                  17,577,775      0.2
                                                                                                  ---------------    ------
                                                                                                      198,658,589      2.7

                                                   Total Common Stocks in the United States         1,706,706,153     23.2

                                                   Total Investments in Common Stocks               3,807,328,099     51.8

                                                      Equity Closed-End Funds

Austria        Financial Services        320,000   The Austria Fund (USD)                               2,780,000      0.1

                                                   Total Equity Closed-End Funds in Austria             2,780,000      0.1

Indonesia      Financial Services         25,600   Jakarta Growth Fund (USD) (f)                           83,200      0.0

                                                   Total Equity Closed-End Funds in Indonesia              83,200      0.0

Ireland        Financial Services        150,000   Irish Investment Fund (USD)                          2,456,250      0.0

                                                   Total Equity Closed-End Funds in Ireland             2,456,250      0.0

Italy          Financial Services        150,000   Italy Fund (USD)                                     2,100,000      0.0

                                                   Total Equity Closed-End Funds in Italy               2,100,000      0.0

South Korea    Financial Services         81,262   Fidelity Advisor Korea Fund (USD) (f)                  685,648      0.0
                                         200,000   Korea Equity Fund (USD) (f)                            862,500      0.0
                                       1,400,528   Korea Fund (USD) (f)                                17,856,732      0.3
                                         200,000   Korean Investment Fund (USD) (f)                     1,312,500      0.0

                                                   Total Equity Closed-End Funds in South Korea        20,717,380      0.3

                                                   Total Investments in Equity Closed-End Funds        28,136,830      0.4




Merrill Lynch Global Allocation Fund, Inc., October 31, 1999

SCHEDULE OF INVESTMENTS (continued)                                                                   (in US dollars)
                                          Shares                                                     Value      Percent of
COUNTRY        Industries                  Held              Preferred Stocks                      (Note 1a)    Net Assets
Germany        Chemicals                 138,305   Henkel KGaA                                    $     9,372,059      0.1%

               Machinery & Equipment      96,465   Jungheinrich AG                                      1,200,952      0.0

               Medical Equipment          23,235   Fresenius AG                                         3,795,863      0.1

               Multi-Industry            450,000   RWE AG                                              14,277,654      0.2

                                                   Total Preferred Stocks in Germany                   28,646,528      0.4

Portugal       Banking                   181,400   BCP International Bank (8% Convertible)(USD)        18,684,200      0.2

                                                   Total Preferred Stocks in Portugal                  18,684,200      0.2

United         Cable Television        1,000,000   Diva Systems Corp. (Convertible, Series C) (l)       4,000,000      0.1
States                                 1,000,000   Diva Systems Corp. (Convertible, Series D) (i)       4,000,000      0.1
                                                                                                  ---------------    ------
                                                                                                        8,000,000      0.2

               Natural Resources         150,000   Cyprus Amax Minerals Co. (Convertible,
                                                   Series A)                                            7,546,875      0.1
                                                   Freeport-McMoRan Copper & Gold Inc.:
                                         219,000      (3.50% Convertible-Gold, Series B)                4,202,063      0.0
                                         348,700      (5% Convertible, Series A)                        5,600,994      0.1
                                                                                                  ---------------    ------
                                                                                                       17,349,932      0.2

               Railroads                  40,000   Union Pacific Capital Trust
                                                   (6.25% Convertible)                                  1,940,000      0.0

               Real Estate Investment    476,800   Apartment Investment & Management Co.
               Trusts                              (9.375%, Series G)                                   9,536,000      0.1
                                         298,746   Bradley Real Estate Inc. (8.40%
                                                   Convertible, Series A)                               6,441,711      0.1
                                          97,300   CarrAmerica Realty Corporation
                                                   (8.55%, Series C)                                    1,836,538      0.0
                                         400,000   Crown American Realty Trust (11%, Series A)         16,000,000      0.2
                                         139,200   First Union Real Estate (8.40% Convertible,
                                                   Series A)                                            2,801,400      0.1
                                       1,000,000   First Washington Realty Trust, Inc. (9.75%,
                                                   Series A)                                           25,687,500      0.4
                                         350,000   National Health Investors, Inc. (8.50%
                                                   Convertible)                                         5,643,750      0.1
                                         717,500   Prime Retail, Inc. (10.50%)                         14,439,688      0.2
                                                   Walden Residential Properties, Inc.:
                                          50,000      (9.16% Convertible, Series B)                     1,203,125      0.0
                                       1,078,000      (9.20%, Series S)                                17,113,250      0.2
                                                                                                  ---------------    ------
                                                                                                      100,702,962      1.4

               Utilities                  77,600   Citizens Utilities Trust (5% Convertible)            3,889,700      0.0

                                                   Total Preferred Stocks in the United States        131,882,594      1.8

                                                   Total Investments in Preferred Stocks              179,213,322      2.4


                            Currency      Face
                          Denomination   Amount             Fixed-Income Securities
Argentina      Banking        USD     45,000,000   Banco Rio de la Plata, 8.75% due 12/15/2003         41,287,500      0.6

               Food/Dairy     USD     23,500,000   Mastellone Hermanos SA, 11.75% due 4/01/2008        18,095,000      0.2
               Products

               Government                          City of Buenos Aires:
               Obligations    ARS     36,550,000      10.50% due 5/28/2004                             27,974,178      0.4
                              USD     38,000,000      11.25% due 4/11/2007 (i)                         31,540,000      0.4
                              USD     14,229,000      11.25% due 4/11/2007 (Regulation S)              12,521,520      0.2
                                                   Republic of Argentina:
                              USD     89,760,000      6.812% due 3/31/2005 (d)(h)(k)                   79,455,552      1.1
                              USD     12,500,000      11.375% due 1/30/2017                            11,906,250      0.1
                              USD     33,000,000      9.75% due 9/19/2027                              27,703,500      0.4
                              USD     65,000,000      Series L, 6.875% due 3/31/2023 (d)(k)            49,179,000      0.7
                                                                                                  ---------------    ------
                                                                                                      240,280,000      3.3

                                                   Total Fixed-Income Securities in Argentina         299,662,500      4.1

Brazil         Banking                             Banco Nacional de Desenvolvimiento
                                                   Economico e Social:
                              USD      7,500,000      9% due 9/24/2007                                  6,000,000      0.1
                              USD     68,500,000      13.64% due 6/16/2008 (d)                         59,512,800      0.8
                                                                                                  ---------------    ------
                                                                                                       65,512,800      0.9

               Government                          Republic of Brazil:
               Obligations    USD     19,257,000      14.50% due 10/15/2009                            20,001,283      0.3
                              USD      9,500,000      10.125% due 5/15/2027                             7,326,875      0.1
                              USD     32,666,760      Exit Bonds, 6% due 9/15/2013 (k)                 19,600,056      0.2
                              USD     10,000,000      Par 'L' Bonds, 5.75% due 4/15/2024 (d)(k)         5,958,000      0.1
                                                                                                  ---------------    ------
                                                                                                       52,886,214      0.7

               Industrial     USD     13,700,000   Camargo Correa, 8.75% due 7/22/2005                 11,987,500      0.2
                              USD     13,000,000   Globo Comunicacoes e Participacoes,
                                                   Ltd., 10.625% due 12/05/2008 (i)                     9,685,000      0.1
                                                                                                  ---------------    ------
                                                                                                       21,672,500      0.3

               Utilities      USD     32,250,000   Espirito Santo-Escelsa, 10% due 7/15/2007           23,945,625      0.3

                                                   Total Fixed-Income Securities in Brazil            164,017,139      2.2

Cayman         Multi-Industry USD     50,000,000   Beta Finance Corp., 0.20% due 5/27/2000 (i)         48,750,000      0.7
Islands
                                                   Total Fixed-Income Securities in the
                                                   Cayman Islands                                      48,750,000      0.7

Chile          Utilities--                         Empresa Electricidad del Norte:
               Electric       USD     28,500,000      10.50% due 6/15/2005 (i)                         12,825,000      0.2
                              USD     15,800,000      10.50% due 6/15/2005 (Regulation S)               7,110,000      0.1
                              USD     10,000,000      7.75% due 3/15/2006                               3,500,000      0.0

                                                   Total Fixed-Income Securities in Chile              23,435,000      0.3

China          Utilities--    USD     42,350,000   Huaneng Power International PLC, 1.75%
               Electric                            due 5/21/2004 (Convertible Bonds)                   40,656,000      0.6

                                                   Total Fixed-Income Securities in China              40,656,000      0.6

France         Real Estate    EUR     20,489,148   Societe Fonciere Lyonnaise SA, 4% due
                                                   10/31/2004 (Convertible Bonds)                      22,945,107      0.3

                                                   Total Fixed-Income Securities in France             22,945,107      0.3

Germany        Financial      EUR     20,000,000   KFW International Finance, Inc., 3.125%
               Services                            due 7/16/2001                                       20,703,124      0.3

               Government     EUR     47,000,000   Bundes Republic Deutschland, 2.975%
               Obligations                         due 4/06/2000 (d)                                   49,312,378      0.7


                                                   Total Fixed-Income Securities in Germany            70,015,502      1.0




Merrill Lynch Global Allocation Fund, Inc., October 31, 1999

SCHEDULE OF INVESTMENTS (continued)                                                                    (in US dollars)
                              Currency     Face                                                      Value      Percent of
COUNTRY        Industries   Denomination  Amount          Fixed-Income Securities                  (Note 1a)    Net Assets
Hong Kong      Multi-Industry USD     17,250,000   First Pacific Capital Ltd., 2% due
                                                   3/27/2002 (Convertible Bonds)                  $    16,991,250      0.2%
                              USD     16,000,000   Hutchison Delta Finance, 7% due 11/08/2001
                                                   (Convertible Bonds)                                 18,080,000      0.3
                                                   Hutchison Whampoa Limited:
                              USD     49,250,000      7.45% due 8/01/2017                              43,093,750      0.6
                              USD     24,400,000      7.50% due 8/01/2027                              21,045,000      0.3

                                                   Total Fixed-Income Securities in Hong Kong          99,210,000      1.4

Indonesia      Paper & Forest USD      7,650,000   APP Finance VII Mauritius, 3.50% due 4/30/2003
               Products                            (Convertible Bonds)                                  4,398,750      0.0
                              USD     34,000,000   APP Global Finance V Ltd., 2% due 7/25/2000
                                                   (Convertible Bonds)(i)                              33,660,000      0.5

                                                   Total Fixed-Income Securities in Indonesia          38,058,750      0.5

Japan          Banking        JPY  3,381,000,000   Fuji International Finance Trust, 0.25% due
                                                   2/01/2002 (Convertible Preference Shares)           36,482,112      0.5
                              USD     16,500,000   MBL International Finance (Bermuda), 3% due
                                                   11/30/2002 (Convertible Bonds)                      20,707,500      0.3
                              JPY  2,330,000,000   Sumitomo Bank International Finance NV,
                                                   0.75% due 5/31/2001(Convertible Bonds)              30,393,248      0.4
                                                                                                  ---------------    ------
                                                                                                       87,582,860      1.2

               Beverages      JPY  1,711,000,000   Kinki Coca-Cola Bottling Co., Ltd., #1, 0.85%
                                                   due 12/30/2003 (Convertible Bonds)                  20,513,620      0.2
                              JPY    582,000,000   Shikoku Coca-Cola Bottling Co., Ltd., #1,
                                                   2.40% due 3/29/2002 (Convertible Bonds)              6,028,774      0.1
                                                                                                  ---------------    ------
                                                                                                       26,542,394      0.3

               Chemicals      JPY    301,000,000   Shin-Etsu Chemical Co., Ltd., #6, 0.40%
                                                   due 9/30/2005 (Convertible Bonds)                    6,235,949      0.1

               Electrical     JPY  1,339,000,000   Matsushita Electric Works, Ltd., #9, 1%
               Equipment                           due 11/30/2005 (Convertible Bonds)                  13,600,624      0.2

               Electronics    JPY    650,000,000   Matsushita Electric Industrial Company,
                                                   Ltd., #5, 1.30% due 3/29/2002
                                                   (Convertible Bonds)                                  8,743,766      0.1
               Financial      JPY    862,000,000   Kokusai Securities Co., Ltd.,
               Services                            1.25% due 9/30/2013 (Convertible Bonds)             15,460,771      0.2

               Industrial     JPY    960,000,000   Fuji Heavy Industries, #4, 0.90% due 9/30/2003
                                                   (Convertible Bonds)                                 16,159,601      0.2
                              CHF      1,400,000   Nissin Kogyo Co. Ltd., 0.125% due 3/31/2003
                                                   (Convertible Bonds)                                  1,440,934      0.0
                              JPY  1,200,000,000   Toyoda Automatic Loom Works, #2, 0.35% due
                                                   9/30/2003 (Convertible Bonds)                       12,879,340      0.2
                                                                                                  ---------------    ------
                                                                                                       30,479,875      0.4

               Insurance                           Nisshin Fire & Marine Insurance Co., Ltd.
                                                   (Convertible Bonds):
                              JPY    900,000,000      #1, 0.65% due 3/31/2004                           8,330,136      0.1
                              JPY    851,000,000      #2, 0.75% due 3/31/2006                           7,999,041      0.1
                              JPY  1,527,000,000   Sumitomo Marine & Fire Insurance Co.,
                                                   Ltd., #4, 1.20% due 3/31/2004
                                                   (Convertible Bonds)                                 18,673,748      0.3
                                                                                                  ---------------    ------
                                                                                                       35,002,925      0.5

                                                   Total Fixed-Income Securities in Japan             223,649,164      3.0

Malaysia       Oil--Related                        Petroliam Nasional Berhad:
                              USD     69,725,000      7.75% due 8/15/2015 (i)                          60,660,750      0.8
                              USD    103,314,000      7.625% due 10/15/2026                            86,783,760      1.2
                                                                                                  ---------------    ------
                                                                                                      147,444,510      2.0

                                                   Telekom Malaysia Berhad:
               Telecommuni-   USD     45,750,000      4% due 10/03/2004 (Convertible Bonds)            37,515,000      0.5
               cations        USD     20,825,000      7.875% due 8/01/2025                             17,805,375      0.3
                                                                                                  ---------------    ------
                                                                                                       55,320,375      0.8

                                                   Total Fixed-Income Securities in Malaysia          202,764,885      2.8

Mexico         Government     USD     27,000,000   United Mexican States, 6.25% due 12/31/2019 (k)     20,233,800      0.3
               Obligations

               Oil--Related                        Petroleos Mexicanos:
                              USD     57,000,000      9.25% due 3/30/2018 (Regulation S)               48,592,500      0.6
                              USD     45,150,000      8.625% due 12/01/2023 (i)                        35,442,750      0.5
                                                                                                  ---------------    ------
                                                                                                       84,035,250      1.1

                                                   Total Fixed-Income Securities in Mexico            104,269,050      1.4

New Zealand    Government     NZD     15,000,000   New Zealand Index Linked Notes, Series
               Obligations                         216, 4.50% due 2/14/2016                             7,524,028      0.1

                                                   Total Fixed-Income Securities in New Zealand         7,524,028      0.1

Russia         Government     USD     51,850,000   City of St. Petersburg, 9.50% due 6/18/2002         29,813,750      0.4
               Obligations                         Russia Federation Bonds:
                              USD     55,000,000      8.75% due 7/24/2005 (i)                          25,850,000      0.4
                              USD     29,900,000      12.75% due 6/24/2028 (Regulation S)              16,370,250      0.2
                                                                                                  ---------------    ------
                                                                                                       72,034,000      1.0

               Oil & Gas      USD     13,250,000   Lukinter Finance, 3.50% due 5/06/2002
               Producers                           (Convertible Bonds)                                  9,540,000      0.1

               Utilities      USD      4,700,000   Mosenergo Finance BV, 8.375% due 10/09/2002          2,914,000      0.0

                                                   Total Fixed-Income Securities in Russia             84,488,000      1.1

Singapore      Industrial     USD      7,250,000   Keppel Fels Energy and Infrastructure,
                                                   1.50% due 5/02/2001 (Convertible Bonds)              6,380,000      0.1

               Multi-Industry                      Keppel Corporation Limited (Redeemable
                                                   Cumulative Convertible Preference Shares):
                              USD     15,200,000      2% due 8/12/2002 (i)                             15,504,000      0.2
                              USD      1,300,000      2% due 8/12/2002 (Regulation S)                   1,326,000      0.0
                                                                                                  ---------------    ------
                                                                                                       16,830,000      0.2

               Telecommuni-   USD     18,400,000   Fullerton Global Corp., 0% due 4/02/2003
               cations                             (Convertible Bonds) (b)                             18,676,000      0.3

                                                   Total Fixed-Income Securities in Singapore          41,886,000      0.6

South Africa   Insurance      USD     35,050,000   LibLife International, 6.50% due 9/30/2004
                                                   (Convertible Bonds)                                 32,947,000      0.4

                                                   Total Fixed-Income Securities in South Africa       32,947,000      0.4




Merrill Lynch Global Allocation Fund, Inc., October 31, 1999

SCHEDULE OF INVESTMENTS (continued)                                                                    (in US dollars)
                              Currency     Face                                                      Value      Percent of
COUNTRY        Industries   Denomination  Amount          Fixed-Income Securities                  (Note 1a)    Net Assets
South Korea    Banking                             Koram Bank Ltd. (Convertible Bonds):
                              USD      1,500,000      0.25% due 8/26/2007 (i)                     $     1,485,000      0.0%
                              USD      5,750,000      0.25% due 8/26/2007 (Regulation S)                5,692,500      0.1
                                                                                                  ---------------    ------
                                                                                                        7,177,500      0.1

               Electronics    USD     13,210,000   Samsung Electronics Co., 0% due 12/31/2007
                                                   (Regulation S) (Convertible Bonds) (b)              17,899,550      0.3

               Energy Related                      Ssangyong Oil Refining Co.:
                              USD      9,755,000      3% due 12/31/2004 (Convertible Bonds)             7,316,250      0.1
                              USD     13,190,000      3.75% due 12/31/2008                             14,443,050      0.2
                                                                                                  ---------------    ------
                                                                                                       21,759,300      0.3

               Utilities      USD     17,750,000   Korea Electric Power Corp., 5% due
               --Electric                          8/01/2001 (Convertible Bonds)                       16,995,625      0.2

                                                   Total Fixed-Income Securities in South Korea        63,831,975      0.9

Thailand       Metals--Steel  USD     32,822,240   NSM Steel Inc., 12% due 2/01/2006 (i)                1,641,112      0.0

                                                   Total Fixed-Income Securities in Thailand            1,641,112      0.0

United         Financial      GBP     12,250,000   Liberty International PLC, 5.50% due
Kingdom        Services                            4/30/2009 (Convertible Bonds)                       20,562,066      0.3

               Telecommuni-   USD     26,200,000   International Cabletel, Inc., 0/11.50% Z
               cations                             due 2/01/2006 (b)                                   22,794,000      0.3
                              GBP     14,250,000   NTL Incorporated, 0/10.75% due 4/01/2008 (b)        15,263,802      0.2
                                                                                                  ---------------    ------
                                                                                                       38,057,802      0.5

                                                   Total Fixed-Income Securities in the
                                                   United Kingdom                                      58,619,868      0.8

United         Airlines       USD     14,000,000   Trans World Airlines, 11.375% due 3/01/2006          5,600,000      0.1
States
               Financial      EUR      5,000,000   General Electric Capital Corporation,
               Services                            3% due 2/08/2001                                     5,187,338      0.1
                              USD      3,445,000   Ugly Duckling Corporation, 12% due 10/15/2003        3,272,750      0.0
                              USD      3,700,000   Hawthorne Financial Corp., 12.50% due 12/31/2004     3,357,750      0.1
                                                                                                  ---------------    ------
                                                                                                       11,817,838      0.2

               Food &         USD     15,000,000   Tom's Foods Inc., 10.50% due 11/01/2004             12,750,000      0.2
               Beverage

               Healthcare     USD     17,450,000   American Retirement Corp., 5.75% due
                                                   10/01/2002 (Convertible Bonds)                      10,295,500      0.1

               Industrial     USD     25,000,000   CTI Holdings SA, 0/11.50% due 4/15/2008 (b)         12,375,000      0.2

               Metals--Steel  USD      2,442,500   Worthington Industries, Inc. (Convertible,
                                                   Series DECS), 7.25%                                 12,212,500      0.2

               Real Estate                         Security Capital U.S. Realty
                                                   (Convertible Bonds)(j):
                              USD     53,100,000      2% due 5/22/2003 (i)                             39,161,250      0.5
                              USD      3,650,000      2.50% due 5/22/2003 (Regulation S)                2,691,875      0.0
                                                                                                  ---------------    ------
                                                                                                       41,853,125      0.5

               Real Estate    USD     25,500,000   Alexander Haagen Properties, Inc., 7.25%
               Investment                          due 12/27/2003 (Exchangeable Debentures)            24,177,188      0.3
               Trusts                              HRPT Properties Trust (Convertible Bonds):
                              USD     40,000,000      7.25% due 10/01/2001                             38,700,000      0.5
                              USD     15,000,000      7.50% due 10/01/2003                             13,800,000      0.2
                              USD      4,500,000   Healthcare Realty Trust, Inc., 6.55% due
                                                   3/14/2002 (Convertible Bonds)                        3,960,000      0.1
                                                   LTC Properties, Inc. (Convertible Bonds):
                              USD      8,000,000      8.50% due 1/01/2001                               7,520,000      0.1
                              USD      3,700,000      8.25% due 7/01/2001                               3,385,500      0.0
                              USD     25,000,000   Leperq Corporate Income Fund, 8% due 3/17/2004
                                                   (Exchangeable Secured Notes) (i)                    24,015,625      0.3
                              USD      5,675,000   Liberty Property LP, 9% due 7/01/2001
                                                   (Convertible Bonds)                                  6,526,250      0.1
                              USD     27,000,000   Malan Realty Investors, Inc., 8.50% due
                                                   7/15/2003 (Convertible Bonds) (i)                   24,840,000      0.3
                              USD      9,415,000   Meditrust Corporation, 8.54% due 7/01/2000
                                                   (Convertible Bonds)                                  9,038,400      0.1
                              USD      5,000,000   Mid-Atlantic Realty Trust, 7.625% due
                                                   9/15/2003 (Convertible Bonds)                        5,118,750      0.1
                                                   National Health Investors, Inc.
                                                   (Convertible Bonds):
                              USD     22,000,000      7.75% due 1/01/2001                              19,800,000      0.3
                              USD      4,500,000      7% due 2/01/2004                                  3,060,000      0.0
                              USD     27,800,000   Omega Healthcare Investors, Inc., 8.50%
                                                   due 2/01/2001 (Convertible Bonds)                   25,854,000      0.4
                              USD      5,500,000   Sizeler Property Investors, Inc., 8% due
                                                   7/15/2003 (Convertible Bonds)                        5,018,750      0.1
                                                                                                  ---------------    ------
                                                                                                      214,814,463      2.9

               Savings Banks  USD     21,400,000   FirstFed Financial Corp., 11.75% due
                                                   10/01/2004                                          22,256,000      0.3

               Steel          USD      8,500,000   Republic Technology, 13.75% due 7/15/2009 (i)(m)     7,862,500      0.1

               Telecommuni-   USD    120,363,000   CellNet Data Systems, Inc., 0/14% due
               cations                             10/01/2007 (b)                                      21,665,340      0.3
                                                   Centennial Communications Corporation (b):
                              USD     40,000,000      0/14% due 1/01/2005                              14,400,000      0.2
                              USD     11,925,186      0/9% due 7/01/2006 (l)                            5,366,334      0.1
                              USD    118,922,000   Geotek Communications, Inc., 0/15% due
                                                   7/15/2005 (b)(f)                                    49,947,240      0.7
                              USD    132,057,412   Metromedia International Group, Inc.,
                                                   0/10.50% due 9/30/2007 (b)(l)                       66,028,706      0.9
                              USD     32,032,000   USN Communications, Inc., 0/14.625%
                                                   due 8/15/2004 (b)(f)(i)                              1,601,600      0.0
                              USD     30,000,000   United International Holdings, 0/10.75%
                                                   due 2/15/2008 (b)(e)                                17,100,000      0.2
                              USD     17,000,000   United USN Inc., 0/14% due 9/15/2003
                                                   (b)(f)(g)(i)                                           850,000      0.0
                                                                                                  ---------------    ------
                                                                                                      176,959,220      2.4

               US Government  USD    135,000,000   US Treasury Inflation Indexed Notes,
               Obligations                         3.375% due 1/15/2007                               135,676,772      1.8
                              USD     95,000,000   US Treasury Notes, 5.875% due 2/15/2000 (c)         95,163,400      1.3
                                                                                                  ---------------    ------
                                                                                                      230,840,172      3.1

                                                   Total Fixed-Income Securities in the
                                                   United States                                      759,636,318     10.3

Venezuela      Finance        USD      3,743,000   CANTV Finance Ltd., 9.25% due 2/01/2004              3,218,981      0.0

                                                   Total Fixed-Income Securities in Venezuela           3,218,981      0.0

                                                   Total Investments in Fixed-Income Securities     2,391,226,379     32.5

                                                   Total Long-Term Investments
                                                   (Cost--$6,173,489,997)                           6,405,904,630     87.1



Merrill Lynch Global Allocation Fund, Inc., October 31, 1999

SCHEDULE OF INVESTMENTS (concluded)                                                                    (in US dollars)
                            Currency       Face                                                      Value      Percent of
COUNTRY                   Denomination    Amount           Short-Term Securities                   (Note 1a)    Net Assets
United         Commercial     USD     20,153,000   CSW Credit Inc., 5.29% due 11/04/1999          $    20,138,193      0.3%
States         Paper**        USD     30,000,000   E.I. du Pont de Nemours and Company,
                                                   5.30% due 12/03/1999                                29,849,833      0.4
                              USD     25,000,000   Eastman Kodak Company, 5.30% due 11/23/1999         24,911,667      0.4
                              USD     25,696,000   General Motors Acceptance Corp.,
                                                   5.38% due 11/01/1999                                25,688,320      0.4
                              USD     10,000,000   National Rural Utilities Cooperative
                                                   Finance Corp., 5.30% due 11/19/1999                  9,970,556      0.1
                              USD     15,530,000   SBC Communications Inc., 5.29% due 11/24/1999       15,472,949      0.2
                              USD     25,000,000   Shell Oil Company, 5.27% due 11/01/1999             24,992,680      0.3
                              USD     15,000,000   Wal-Mart Stores, Inc., 5.30% due 11/29/1999         14,933,750      0.2

                                                   Total Investments in Short-Term Securities
                                                   (Cost--$165,957,948)                               165,957,948      2.3

               Total Investments (Cost--$6,339,447,945)                                             6,571,862,578     89.4

               Foreign Time Deposits*                                                                 581,339,932      7.9

               Variation Margin on Financial Futures Contracts***                                         474,743      0.0

               Unrealized Depreciation on Forward Foreign Exchange Contracts--Net****                 (16,977,505)    (0.2)

               Other Assets Less Liabilities                                                          216,463,316      2.9
                                                                                                  ---------------    ------
               Net Assets                                                                         $ 7,353,163,064    100.0%
                                                                                                  ===============    ======


             ++American Depositary Receipts (ADR).
           ++++Global Depositary Receipts (GDR).
              *Foreign time deposits bear interest at 4.53%, 2.56% and 4.531% and mature on 11/02/1999, 11/05/1999 and 11/23/1999, respectively.
             **Commercial Paper is traded on a discount basis. The interest rates shown reflect the discount rates paid at October 31, 1999.
            ***Financial futures contracts purchased as of October 31, 1999 were as follows:

               Number of                              Expiration         Value
               Contracts   Issue        Exchange         Date       (Notes 1a & 1d)

                  587     Nikkei 225    OSAKA       December 1999     $ 101,173,892
                                                                      -------------
               Total Financial Futures Contracts Purchased
               (Total Contract Price--$98,865,528)                    $ 101,173,892
                                                                      =============

               Financial futures contracts sold as of October 31, 1999 were as follows:

               Number of                              Expiration         Value
               Contracts   Issue        Exchange         Date       (Notes 1a & 1d)

                  170      Japanese
                       Government Bond    Tokyo       March 2000      $213,486,476

                  230 Standard & Poor's
                          500 Index        NYSE     December 1999       79,131,500
                                                                      ------------
               Total Financial Futures Contracts Sold
               (Total Contract Price--$288,607,106)                   $292,617,976
                                                                      ============

           ****Forward foreign exchange contracts as of October 31, 1999 were as follows:
                                                                      Unrealized
                                                                     Appreciation
               Foreign                         Expiration           (Depreciation)
               Currency Sold                      Date                (Note 1d)

               CHF         40,000,000          November 1999         $   (239,007)
               GBP         81,000,000          December 1999            1,550,290
               JPY     44,000,000,000          November 1999          (11,691,933)
               JPY     27,000,000,000          December 1999           (4,948,553)
               JPY      8,000,000,000           January 2000           (1,384,529)
               NOK         72,000,000          November 1999              (41,212)
               SEK        260,000,000          November 1999             (222,561)
                                                                     ------------
               Total Unrealized Depreciation on Forward
               Foreign Exchange Contracts--Net
               (USD Commitment--$943,831,671)                        $(16,977,505)
                                                                     ============

            (a)Warrants entitle the Fund to purchase a predetermined number of shares of stock/face amount of bonds and are non-income producing.
               The purchase price and number of shares of stock/face amount of bonds are subject to adjustment under certain conditions until the expiration date.
            (b)Represents a zero coupon or step bond. The interest rate on a step bond represents the fixed rate of interest that will commence its accrual on a predetermined date until maturity.
            (c)All or a portion of security held as collateral in connection with open financial futures contracts.
            (d)Floating rate note.
            (e)Each $1,000 face amount contains one warrant of United
               International Holdings.
            (f)Non-income producing security.
            (g)Each $1,000 face amount contains one warrant of United USN Inc.
            (h)Subject to principal paydowns as result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be less than the original maturity.
            (i)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
            (j)Investment companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated
               Companies" in Section 2 (a)(3) of the Investment Company Act of
               1940) are as follows:
                                                                                        Dividend/
                                                            Net Share/       Net         Interest
               Industry              Affiliate            Face Activity      Cost         Income
               Financial           Anthracite
                  Services            Capital, Inc.              --            --      $2,288,564

               Textiles            Burlington
                                      Industries, Inc.       1,037,300     $4,393,976          ++

               Electronics         Checkpoint
                                      Systems, Inc.           (301,000)    (3,082,090)         ++

               Utilities--         El Paso Electric
                  Electric & Gas      Company                 (175,000)      (918,750)         ++

               Telecommuni-        General
               cations                Communication,
                                      Inc. (Class A)             --            --              ++

               Real Estate         Imperial Credit
                  Investment          Commercial
                  Trusts              Mortgage
                                      Investment Corp.           --            --       3,498,875

               Business Data       Information
                  Systems             Resources, Inc.         (102,400)    (1,633,097)         ++

               Insurance           Risk Capital
                                      Holdings, Inc.             --            --              ++

               Telecommuni-        Rogers Cantel
                  cations             Mobile
                                      Communications
                                      Inc. 'B'                   --            --              ++

               Telecommuni-        Rogers Cantel
                  cations             Mobile
                                      Communications
                                      Inc. 'B' (USD)             --            --              ++

               Gaming              Scientific Games
                                      Holdings Corp.             --            --              ++

               Real Estate         Security Capital
                                      Group Incorpor-
                                      ated (Class B)             --            --              ++

               Real Estate         Security Capital U.S.
                                      Realty (Convertible
                                      Bonds):
                                      2% due 5/22/2003       2,100,000     3,475,309    1,637,047
                                      2.50% due
                                      5/22/2003              3,650,000     2,762,652       77,367

               Electronics         Silicon Valley
                                      Group, Inc.             (130,400)   (2,887,788)          ++


             ++Non-income producing security.
            (k)Represents a Brady Bond. Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.
            (l)Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $75,395,000, representing 1.0% of net assets.

                                             Acquisition                        Value
               Issue                           Date(s)          Cost          (Note 1a)

               Centennial Communications
                  Corporation, 0/9% due
                  7/01/2006                  1/13/1998      $ 11,363,317    $  5,366,334

               Diva Systems Corp.           7/17/1996--
                  (Convertible, Series C)    8/22/1996         8,410,000       4,000,000

               Metromedia International
                  Group, Inc., 0/10.50%
                  due 9/30/2007              10/01/1999      103,473,602      66,028,706
                                                            ------------    ------------
               Total                                        $123,246,919    $ 75,395,040
                                                            ============    ============

            (m)Each $1,000 face amount contains one warrant of Republic
               Technology.

               See Notes to Financial Statements.



Merrill Lynch Global Allocation Fund, Inc., October 31, 1999

STATEMENT OF ASSETS AND LIABILITIES
                    As of October 31, 1999
Assets:             Investments, at value (identified cost--$6,339,447,945)
                    (Note 1a)                                                                            $ 6,571,862,578
                    Foreign cash (Note 1c)                                                                   311,907,057
                    Foreign time deposits (Note 1c)                                                          581,339,932
                    Receivables:
                      Securities sold                                                $   132,922,689
                      Interest                                                            45,499,897
                      Dividends                                                            8,767,708
                      Capital shares sold                                                  3,213,420
                      Principal paydowns                                                     600,242
                      Variation margin (Note 1d)                                             474,743         191,478,699
                                                                                     ---------------
                    Prepaid registration fees and other assets (Note 1g)                                       7,562,823
                                                                                                         ---------------
                    Total assets                                                                           7,664,151,089
                                                                                                         ---------------

Liabilities:        Unrealized depreciation on forward foreign exchange
                    contracts (Note 1d)                                                                       16,977,505
                    Payables:
                      Securities purchased                                               259,121,052
                      Capital shares redeemed                                             20,472,933
                      Investment adviser (Note 2)                                          4,941,711
                      Distributor (Note 2)                                                 4,074,566
                      Forward foreign exchange contracts (Note 1d)                           296,672         288,906,934
                                                                                     ---------------
                    Accrued expenses and other liabilities                                                     5,103,586
                                                                                                         ---------------
                    Total liabilities                                                                        310,988,025
                                                                                                         ---------------

Net Assets:         Net assets                                                                           $ 7,353,163,064
                                                                                                         ===============

Net Assets          Class A Shares of Common Stock, $.10 par value, 450,000,000
Consist of:         shares authorized                                                                    $     8,823,937
                    Class B Shares of Common Stock, $.10 par value, 2,000,000,000
                    shares authorized                                                                         30,963,659
                    Class C Shares of Common Stock, $.10 par value, 200,000,000
                    shares authorized                                                                          2,249,318
                    Class D Shares of Common Stock, $.10 par value, 900,000,000
                    shares authorized                                                                          8,326,072
                    Paid-in capital in excess of par                                                       6,432,908,567
                    Undistributed investment income--net                                                     105,355,140
                    Undistributed realized capital gains on investments and foreign
                    currency transactions--net                                                               556,449,689
                    Unrealized appreciation on investments and foreign
                    currency transactions--net                                                               208,086,682
                                                                                                         ---------------
                    Net assets                                                                           $ 7,353,163,064
                                                                                                         ===============

Net Asset           Class A--Based on net assets of $1,305,472,987 and 88,239,373
Value:                       shares outstanding                                                          $         14.79
                                                                                                         ===============
                    Class B--Based on net assets of $4,496,036,853 and 309,636,594
                             shares outstanding                                                          $         14.52
                                                                                                         ===============
                    Class C--Based on net assets of $322,237,973 and 22,493,181
                             shares outstanding                                                          $         14.33
                                                                                                         ===============
                    Class D--Based on net assets of $1,229,415,251 and 83,260,724
                             shares outstanding                                                          $         14.77
                                                                                                         ===============

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS

                    For the Year Ended October 31, 1999
Investment          Interest and discount earned (net of $94,511 foreign
Income              withholding tax)                                                                     $   376,821,040
(Notes 1e & 1f):    Dividends (net of $5,010,758 foreign withholding tax)                                     85,869,647
                    Interest and dividends from Affiliated Companies                                           7,501,853
                    Other                                                                                      2,481,148
                                                                                                         ---------------
                    Total income                                                                             472,673,688
                                                                                                         ---------------

Expenses:           Investment advisory fees (Note 2)                                $    61,370,937
                    Account maintenance and distribution
                    fees--Class B (Note 2)                                                52,225,942
                    Transfer agent fees--Class B (Note 2)                                  9,886,119
                    Account maintenance and distribution
                    fees--Class C (Note 2)                                                 3,728,640
                    Account maintenance fees--Class D (Note 2)                             3,058,510
                    Transfer agent fees--Class A (Note 2)                                  2,216,469
                    Custodian fees                                                         1,971,143
                    Transfer agent fees--Class D (Note 2)                                  1,968,741
                    Printing and shareholder reports                                         963,910
                    Transfer agent fees--Class C (Note 2)                                    751,006
                    Accounting services (Note 2)                                             582,004
                    Professional fees                                                        541,217
                    Registration fees (Note 1g)                                               89,633
                    Pricing fees                                                              47,851
                    Directors' fees and expenses                                              45,537
                    Dividends on short sales (Note 1i)                                           266
                    Other                                                                    262,136
                                                                                     ---------------
                    Total expenses before reimbursement                                  139,710,061
                    Reimbursement of expenses (Note 2)                                    (4,625,985)
                                                                                     ---------------
                    Total expenses after reimbursement                                                       135,084,076
                                                                                                         ---------------
                    Investment income--net                                                                   337,589,612
                                                                                                         ---------------

Realized &          Realized gain (loss) from:
Unrealized            Investments--net                                                   624,671,724
Gain (Loss) on        Foreign currency transactions--net                                 (14,762,539)        609,909,185
Investments &                                                                        ---------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                   920,408,063
(Notes 1c, 1d,        Foreign currency transactions--net                                   3,342,909         923,750,972
1f & 3):                                                                             ---------------     ---------------
                    Net realized and unrealized gain on investments and
                    foreign currency transactions                                                          1,533,660,157
                                                                                                         ---------------
                    Net Increase in Net Assets Resulting from Operations                                 $ 1,871,249,769
                                                                                                         ===============


                    See Notes to Financial Statements.



Merrill Lynch Global Allocation Fund, Inc., October 31, 1999

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                               For the Year Ended
                                                                                                  October 31,
                    Increase (Decrease) in Net Assets:                                     1999               1998
Operations:         Investment income--net                                           $   337,589,612     $   501,610,053
                    Realized gain on investments and foreign currency
                    transactions--net                                                    609,909,185         649,011,781
                    Change in unrealized appreciation/depreciation on
                    investments and foreign currency transactions--net                   923,750,972      (1,754,814,316)
                                                                                     ---------------     ---------------
                    Net increase (decrease) in net assets resulting
                    from operations                                                    1,871,249,769        (604,192,482)
                                                                                     ---------------     ---------------
Dividends &         Investment income--net:
Distributions to      Class A                                                            (57,727,266)       (113,534,042)
Shareholders          Class B                                                           (162,008,358)       (435,917,299)
(Note 1h):            Class C                                                            (11,648,684)        (31,817,454)
                      Class D                                                            (48,673,340)        (80,421,353)
                    Realized gain on investments--net:
                      Class A                                                           (112,720,460)       (159,001,453)
                      Class B                                                           (494,148,058)       (747,330,007)
                      Class C                                                            (36,790,295)        (52,244,261)
                      Class D                                                            (99,226,016)       (112,523,476)
                                                                                     ---------------     ---------------
                    Net decrease in net assets resulting from
                    dividends and distributions to shareholders                       (1,022,942,477)     (1,732,789,345)
                                                                                     ---------------     ---------------

Capital Share       Net decrease in net assets derived from capital
Transactions        share transactions                                                (3,573,473,024)     (1,747,724,489)
(Note 4):                                                                            ---------------     ---------------

Net Assets:         Total decrease in net assets                                      (2,725,165,732)     (4,084,706,316)
                    Beginning of year                                                 10,078,328,796      14,163,035,112
                                                                                     ---------------     ---------------
                    End of year*                                                     $ 7,353,163,064     $10,078,328,796
                                                                                     ===============     ===============

                   *Undistributed investment income--net (Note 1j)                   $   105,355,140                  --
                                                                                     ===============     ===============

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS

The following per share data and ratios have been derived
from information provided in the financial statements.                               Class A++
                                                                            For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                      1999         1998         1997         1996          1995
Per Share           Net asset value, beginning
Operating           of year                             $     13.25  $     15.92  $     15.17  $     14.21   $     13.07
Performance:                                            -----------  -----------  -----------  -----------   -----------
                    Investment income--net                      .67          .67          .71          .78           .79
                    Realized and unrealized gain
                    (loss) on investments and
                    foreign currency transactions--net         2.53        (1.28)        1.57         1.59          1.04
                                                        -----------  -----------  -----------  -----------   -----------
                    Total from investment operations           3.20         (.61)        2.28         2.37          1.83
                                                        -----------  -----------  -----------  -----------   -----------
                    Less dividends and distributions:
                      Investment income--net                   (.61)        (.86)        (.88)        (.98)         (.39)
                      Realized gain on investments--net       (1.05)       (1.20)        (.65)        (.43)         (.30)
                                                        -----------  -----------  -----------  -----------   -----------
                    Total dividends and distributions         (1.66)       (2.06)       (1.53)       (1.41)         (.69)
                                                        -----------  -----------  -----------  -----------   -----------
                    Net asset value, end of year        $     14.79  $     13.25  $     15.92  $     15.17   $     14.21
                                                        ===========  ===========  ===========  ===========   ===========

Total Investment    Based on net asset value per share       26.30%      (4.43%)       16.08%       17.81%        14.81%
Return:*                                                ===========  ===========  ===========  ===========   ===========

Ratios to Average   Expenses, net of reimbursement             .91%         .84%         .83%         .86%          .90%
Net Assets:                                             ===========  ===========  ===========  ===========   ===========
                    Expenses                                   .97%         .93%         .91%         .93%          .90%
                                                        ===========  ===========  ===========  ===========   ===========
                    Investment income--net                    4.86%        4.62%        4.64%        5.31%         5.98%
                                                        ===========  ===========  ===========  ===========   ===========

Supplemental        Net assets, end of year
Data:               (in thousands)                      $ 1,305,473  $ 1,513,999  $ 2,132,254  $ 1,841,974   $ 1,487,805
                                                        ===========  ===========  ===========  ===========   ===========
                    Portfolio turnover                       26.95%       49.67%       55.42%       51.26%        36.78%
                                                        ===========  ===========  ===========  ===========   ===========


                   *Total investment returns exclude the effects of sales charges.
                  ++Based on average shares outstanding.

                    See Notes to Financial Statements.


Merrill Lynch Global Allocation Fund, Inc., October 31, 1999


FINANCIAL HIGHLIGHTS (concluded)

The following per share data and ratios have been derived
from information provided in the financial statements.                               Class B++
                                                                            For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                      1999         1998         1997         1996          1995
Per Share           Net asset value, beginning
Operating           of year                             $     13.01  $     15.65  $     14.95  $     14.01   $     12.91
Performance:                                            -----------  -----------  -----------  -----------   -----------
                    Investment income--net                      .52          .52          .55          .62           .65
                    Realized and unrealized gain
                    (loss) on investments and
                    foreign currency transactions--net         2.49        (1.26)        1.52         1.59          1.01
                                                        -----------  -----------  -----------  -----------   -----------
                    Total from investment operations           3.01         (.74)        2.07         2.21          1.66
                                                        -----------  -----------  -----------  -----------   -----------
                    Less dividends and distributions:
                      Investment income--net                   (.45)        (.70)        (.72)        (.84)         (.26)
                      Realized gain on investments--net       (1.05)       (1.20)        (.65)        (.43)         (.30)
                                                        -----------  -----------  -----------  -----------   -----------
                    Total dividends and distributions         (1.50)       (1.90)       (1.37)       (1.27)         (.56)
                                                        -----------  -----------  -----------  -----------   -----------
                    Net asset value, end of year        $     14.52  $     13.01  $     15.65  $     14.95   $     14.01
                                                        ===========  ===========  ===========  ===========   ===========

Total Investment    Based on net asset value per share       25.08%       (5.37%)      14.82%       16.71%        13.54%
Return:*                                                ===========  ===========  ===========  ===========   ===========

Ratios to Average   Expenses, net of reimbursement            1.94%        1.86%        1.85%        1.87%         1.93%
Net Assets:                                             ===========  ===========  ===========  ===========   ===========
                    Expenses                                  1.99%        1.95%        1.93%        1.95%         1.93%
                                                        ===========  ===========  ===========  ===========   ===========
                    Investment income--net                    3.84%        3.60%        3.62%        4.29%         4.96%
                                                        ===========  ===========  ===========  ===========   ===========

Supplemental        Net assets, end of year
Data:               (in thousands)                      $ 4,496,037  $ 6,743,780  $ 9,879,603  $ 8,660,279   $ 6,668,499
                                                        ===========  ===========  ===========  ===========   ===========
                    Portfolio turnover                       26.95%       49.67%       55.42%       51.26%        36.78%
                                                        ===========  ===========  ===========  ===========   ===========


The following per share data and ratios have been derived
from information provided in the financial statements.                               Class C++
                                                                            For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                      1999         1998         1997         1996          1995
Per Share           Net asset value, beginning
Operating           of year                              $    12.86   $    15.50   $    14.83   $    13.94    $    12.91
Performance:                                             ----------   ----------   ----------   ----------    ----------
                    Investment income--net                      .51          .51          .54          .61           .64
                    Realized and unrealized gain
                    (loss) on investments and
                    foreign currency transactions--net         2.46        (1.24)        1.52         1.58          1.02
                                                         ----------   ----------   ----------   ----------    ----------
                    Total from investment operations           2.97         (.73)        2.06         2.19          1.66
                                                         ----------   ----------   ----------   ----------    ----------
                    Less dividends and distributions:
                      Investment income--net                   (.45)        (.71)        (.74)        (.87)         (.33)
                      Realized gain on investments--net       (1.05)       (1.20)        (.65)        (.43)         (.30)
                                                         ----------   ----------   ----------   ----------    ----------
                    Total dividends and distributions         (1.50)       (1.91)       (1.39)       (1.30)         (.63)
                                                         ----------   ----------   ----------   ----------    ----------
                    Net asset value, end of year         $    14.33   $    12.86   $    15.50   $    14.83    $    13.94
                                                         ==========   ==========   ==========   ==========    ==========

Total Investment    Based on net asset value per share       25.05%       (5.38%)      14.84%       16.68%        13.58%
Return:*                                                 ==========   ==========   ==========   ==========    ==========

Ratios to Average   Expenses, net of reimbursement            1.95%        1.88%        1.86%        1.88%         1.95%
Net Assets:                                              ==========   ==========   ==========   ==========    ==========
                    Expenses                                  2.01%        1.96%        1.94%        1.95%         1.95%
                                                         ==========   ==========   ==========   ==========    ==========
                    Investment income--net                    3.84%        3.61%        3.60%        4.24%         4.80%
                                                         ==========   ==========   ==========   ==========    ==========

Supplemental        Net assets, end of year
Data:               (in thousands)                       $  322,238   $  503,556   $  671,467   $  385,753    $  102,361
                                                         ==========   ==========   ==========   ==========    ==========
                    Portfolio turnover                       26.95%       49.67%       55.42%       51.26%        36.78%
                                                         ==========   ==========   ==========   ==========    ==========


The following per share data and ratios have been derived
from information provided in the financial statements.                               Class D++
                                                                            For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                      1999         1998         1997         1996          1995
Per Share           Net asset value, beginning
Operating           of year                              $    13.23   $    15.89   $    15.15   $    14.19    $    13.08
Performance:                                             ----------   ----------   ----------   ----------    ----------
                    Investment income--net                      .64          .64          .68          .77           .77
                    Realized and unrealized gain (loss)
                    on investments and foreign
                    currency transactions--net                 2.52        (1.28)        1.55         1.57          1.01
                                                         ----------   ----------   ----------   ----------    ----------
                    Total from investment operations           3.16         (.64)        2.23         2.34          1.78
                                                         ----------   ----------   ----------   ----------    ----------
                    Less dividends and distributions:
                      Investment income--net                   (.57)        (.82)        (.84)        (.95)         (.37)
                      Realized gain on investments--net       (1.05)       (1.20)        (.65)        (.43)         (.30)
                                                         ----------   ----------   ----------   ----------    ----------
                    Total dividends and distributions         (1.62)       (2.02)       (1.49)       (1.38)         (.67)
                                                         ----------   ----------   ----------   ----------    ----------
                    Net asset value, end of year         $    14.77   $    13.23   $    15.89   $    15.15    $    14.19
                                                         ==========   ==========   ==========   ==========    ==========

Total Investment    Based on net asset value per share       26.01%       (4.63%)      15.76%       17.59%        14.43%
Return:*                                                 ==========   ==========   ==========   ==========    ==========

Ratios to Average   Expenses, net of reimbursement            1.16%        1.10%        1.08%        1.10%         1.16%
Net Assets:                                              ==========   ==========   ==========   ==========    ==========
                    Expenses                                  1.21%        1.18%        1.16%        1.18%         1.16%
                                                         ==========   ==========   ==========   ==========    ==========
                    Investment income--net                    4.61%        4.40%        4.38%        5.04%         5.63%
                                                         ==========   ==========   ==========   ==========    ==========

Supplemental        Net assets, end of year
Data:               (in thousands)                       $1,229,415   $1,316,994   $1,479,711   $1,044,136    $  256,525
                                                         ==========   ==========   ==========   ==========    ==========
                    Portfolio turnover                       26.95%       49.67%       55.42%       51.26%        36.78%
                                                         ==========   ==========   ==========   ==========    ==========

                   *Total investment returns exclude the effects of sales charges.
                  ++Based on average shares outstanding.

                    See Notes to Financial Statements.



Merrill Lynch Global Allocation Fund, Inc., October 31, 1999


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Global Allocation Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including financial futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Repurchase agreements--The Fund invests in securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt, and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund is authorized to purchase and write covered call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(g) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(i) Short sales--When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the market value of the securities in the segregated account.

(j) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $47,823,176 have been reclassified between undistributed net realized capital gains and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .75%, on an annual basis, of the average daily value of the Fund's net assets. MLAM has agreed to waive a portion of its fee payable by the Fund so that such fee is reduced for average daily net assets of the Fund in excess of $2.5 billion from the annual rate of .75% to .70%, from .70% to .65% for average daily net assets in excess of $5 billion, from .65% to
 .625% for average daily net assets in excess of $7.5 billion, and from .625% to .60% for average daily net assets in excess of $10 billion. For the year ended October 31, 1999, MLAM earned fees of $61,370,937, of which $4,625,985 was voluntarily waived. MLAM has entered into a sub-advisory agreement with Merrill Lynch Asset Management U.K., Ltd. ("MLAM U.K."), an affiliate of MLAM, pursuant to which MLAM pays MLAM U.K. a fee computed at the rate of .10% of the average daily net assets of the Fund for providing investment advisory services to MLAM with respect to the Fund. For the year ended October 31, 1999, MLAM paid MLAM U.K. a fee of $6,089,987 pursuant to such agreement.


Merrill Lynch Global Allocation Fund, Inc., October 31, 1999


NOTES TO FINANCIAL STATEMENTS (continued)


Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                              Account      Distribution
                          Maintenance Fee      Fee

Class B                        .25%           .75%
Class C                        .25%           .75%
Class D                        .25%            --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended October 31, 1999, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                             MLFD      MLPF&S

Class A                    $ 5,246    $ 69,974
Class D                    $14,609    $214,054

For the year ended October 31, 1999, MLPF&S received contingent deferred sales charges of $10,510,572 and $145,149 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $323,941 in commissions on the execution of portfolio security transactions for the Fund for the year ended October 31, 1999.

For the year ended October 31, 1999, the Fund paid Merrill Lynch
Security Pricing Service, an affiliate of MLPF&S, $141 for security price quotations to compute the net asset value of the Fund.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1999 were $2,036,913,819 and $6,137,055,204, respectively.

Net realized gains (losses) for the year ended October 31, 1999 and net unrealized gains (losses) as of October 31, 1999 were as follows:
                                      Realized         Unrealized
                                   Gains (Losses)    Gains (Losses)

Long-term investments              $  591,995,972     $  232,414,633
Short-term investments                      5,693                 --
Options written                         5,164,667                 --
Financial futures contracts            27,505,392         (1,702,506)
Forward foreign exchange contracts    (12,156,846)       (16,977,505)
Foreign currency transactions          (2,605,693)        (5,647,940)
                                   --------------     --------------
Total                              $  609,909,185     $  208,086,682
                                   ==============     ==============

As of October 31, 1999, net unrealized appreciation for Federal income tax purposes aggregated $208,271,595, of which $1,130,889,015 related to appreciated securities and $922,617,420 related to depreciated securities. At October 31, 1999, the aggregate cost of investments for Federal income tax purposes was $6,363,590,983.

Transactions in call options written for the year ended October 31, 1999 were as follows:

                                  Nominal Value        Premiums
                                     Covered           Received
Outstanding call options written,
beginning of year                    8,316,927     $   24,104,716
Options written                      1,765,000          3,376,860
Options exercised                   (4,704,577)       (13,595,598)
Options expired                     (2,992,350)        (8,334,784)
Options closed                      (2,385,000)        (5,551,194)
                                --------------     --------------
Outstanding call options
written, end of year                        --     $           --
                                ==============     ==============


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $3,573,473,024 and $1,747,724,489 for the years ended October
31, 1999 and October 31, 1998, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the
Year Ended                                              Dollar
October 31, 1999                      Shares            Amount

Shares sold                         12,530,177     $  175,810,684
Shares issued to shareholders in
reinvestment of dividends and
distributions                       12,137,132        155,646,841
                                --------------     --------------
Total issued                        24,667,309        331,457,525
Shares redeemed                    (50,661,390)      (688,089,821)
                                --------------     --------------
Net decrease                       (25,994,081)    $ (356,632,296)
                                ==============     ==============

Class A Shares for the
Year Ended                                              Dollar
October 31, 1998                      Shares            Amount

Shares sold                         18,655,199     $  271,738,900
Shares issued to shareholders in
reinvestment of dividends and
distributions                       17,209,249        244,114,543
                                --------------     --------------
Total issued                        35,864,448        515,853,443
Shares redeemed                    (55,587,214)      (789,412,836)
                                --------------     --------------
Net decrease                       (19,722,766)    $ (273,559,393)
                                ==============     ==============

Class B Shares for the
Year Ended                                              Dollar
October 31, 1999                      Shares            Amount

Shares sold                         24,632,963    $   336,673,892
Shares issued to shareholders in
reinvestment of dividends and
distributions                       44,920,983        562,403,690
                                --------------    ---------------
Total issued                        69,553,946        899,077,582
Automatic conversion of shares     (13,301,061)      (182,957,856)
Shares redeemed                   (264,775,335)    (3,496,502,022)
                                --------------     --------------
Net decrease                      (208,522,450)   $(2,780,382,296)
                                ==============    ===============

Class B Shares for the
Year Ended                                              Dollar
October 31, 1998                      Shares            Amount

Shares sold                         60,460,630    $   875,915,458
Shares issued to shareholders in
reinvestment of dividends and
distributions                       73,891,197      1,032,137,910
                                --------------    ---------------
Total issued                       134,351,827      1,908,053,368
Automatic conversion of shares     (15,413,728)      (214,503,471)
Shares redeemed                   (231,873,525)    (3,216,714,130)
                                --------------     --------------
Net decrease                      (112,935,426)   $(1,523,164,233)
                                ==============    ===============


Class C Shares for the
Year Ended                                              Dollar
October 31, 1999                      Shares            Amount

Shares sold                          2,256,896     $   30,629,684
Shares issued to shareholders in
reinvestment of dividends and
distributions                        3,391,680         41,849,550
                                --------------     --------------
Total issued                         5,648,576         72,479,234
Shares redeemed                    (22,315,085)      (290,085,046)
                                --------------     --------------
Net decrease                       (16,666,509)    $ (217,605,812)
                                ==============     ==============

Class C Shares for the
Year Ended                                              Dollar
October 31, 1998                      Shares            Amount

Shares sold                          9,924,944     $  142,791,336
Shares issued to shareholders in
reinvestment of dividends and
distributions                        5,395,282         74,521,891
                                --------------     --------------
Total issued                        15,320,226        217,313,227
Shares redeemed                    (19,487,655)      (266,727,805)
                                --------------     --------------
Net decrease                        (4,167,429)    $  (49,414,578)
                                ==============     ==============

Class D Shares for the
Year Ended                                              Dollar
October 31, 1999                      Shares            Amount

Shares sold                          7,993,663     $  111,583,389
Automatic conversion of shares      13,089,544        182,957,856
Shares issued to shareholders in
reinvestment of dividends and
distributions                       10,005,348        128,232,463
                                --------------     --------------
Total issued                        31,088,555        422,773,708
Shares redeemed                    (47,370,107)      (641,626,328)
                                --------------     --------------
Net decrease                       (16,281,552)    $ (218,852,620)
                                ==============     ==============


Merrill Lynch Global Allocation Fund, Inc., October 31, 1999


NOTES TO FINANCIAL STATEMENTS (concluded)


Class D Shares for the
Year Ended                                              Dollar
October 31, 1998                      Shares            Amount

Shares sold                         14,494,815     $  213,305,917
Automatic conversion of shares      15,180,911        214,503,471
Shares issued to shareholders in
reinvestment of dividends and
distributions                       11,776,663        167,004,527
                                --------------     --------------
Total issued                        41,452,389        594,813,915
Shares redeemed                    (35,025,559)      (496,400,200)
                                --------------     --------------
Net increase                         6,426,830     $   98,413,715
                                ==============     ==============

5. Commitments:
At October 31, 1999, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to purchase and sell various foreign currencies with approximate values of $7,342,000 and $21,208,000, respectively.


6. Subsequent Event:
On December 1, 1999, the Fund's Board of Directors declared an ordinary income dividend and a long-term capital gains distribution payable on December 20, 1999 to shareholders of record as of December 14, 1999 as follows:

                            Ordinary         Long-Term
                             Income        Capital Gains

Class A                    $1.099935        $.489340
Class B                     1.021437         .489340
Class C                     1.022942         .489340
Class D                     1.081263         .489340


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Global Allocation Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Global Allocation Fund, Inc. as of October 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Global Allocation Fund, Inc. as of October 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 16, 1999
</AUDIT-REPORT>



Merrill Lynch Global Allocation Fund, Inc., October 31, 1999


IMPORTANT TAX INFORMATION (unaudited)


The following information summarizes all per share distributions paid by Merrill Lynch Global Allocation Fund, Inc. during its taxable yearended October 31, 1999:
                               Domestic      Interest                 Domestic                    Foreign
                              Qualifying       From      Foreign    Non-Qualifying    Total        Taxes      Long-Term
                               Ordinary      Federal      Source       Ordinary      Ordinary     Paid or      Capital
Record Date     Payable Date    Income     Obligations    Income        Income        Income      Withheld     Gains++
Class A Shares:
   12/16/98       12/24/98     $.030428     $.035665        --         $.221849      $.287942       --        $.960976
   7/07/99        7/15/99      $.022396     $.020017      $.145418     $.222796      $.410627    $.002706         --

Class B Shares:
   12/16/98       12/24/98     $.021919     $.025692        --         $.159810      $.207421       --        $.960976
   7/07/99        7/15/99      $.018030     $.016114      $.117067     $.179361      $.330572    $.002706         --

Class C Shares:
   12/16/98       12/24/98     $.021785     $.025535        --         $.158836      $.206156       --        $.960976
   7/07/99        7/15/99      $.018017     $.016102      $.116982     $.179231      $.330332    $.002706         --

Class D Shares:
   12/16/98       12/24/98     $.028491     $.033395        --         $.207730      $.269616       --        $.960976
   7/07/99        7/15/99      $.021402     $.019128      $.138965     $.212911      $.392406    $.002706         --

++All of the long-term capital gains distributions paid by the Fund are subject to the 20% tax rate.

The qualifying domestic ordinary income qualifies for the dividends received deduction for corporations.

The foreign taxes paid or withheld represent taxes incurred by the Fund on dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included as taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Listed at right are the percentages of total assets of the Fund invested in Federal obligations as of the end of each quarter of the fiscal year:

For the                                Percentage of
Quarter Ended                      Federal Obligations*

January 31, 1999                           8.83%
April 30, 1999                             3.22%
July 31, 1999                              2.92%
October 31, 1999                           3.01%

[FN]
*For the purposes of this calculation, Federal obligations include
 US Treasury Notes, US Treasury Bills and US Treasury Bonds. Also included are obligations issued by the following agencies: Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Land Banks, Federal Home Loan Banks and the Student Loan Marketing Association. Repurchase agreements are not included in this calculation.

Please retain this information for your records.



OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Arthur Zeikel, Director
Edward D. Zinbarg, Director
Robert C. Doll, Senior Vice President
Bryan N. Ison, Senior Vice President and Portfolio Manager
Dennis W. Stattman, Vice President
Donald C. Burke, Vice President and Treasurer
Phillip Gillespie, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863